SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________________
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Silver Bay Realty Trust Corp.
(Name of Registrant as Specified in its Charter)

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SILVER BAY REALTY TRUST CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2016

To our Stockholders:

On behalf of the Board of Directors of Silver Bay Realty Trust Corp., it is my pleasure to invite you to the 2016 Annual Meeting of Stockholders of Silver Bay Realty Trust Corp., a Maryland corporation (the “Annual Meeting”), to be held in The Consulate Room at The Ritz-Carlton, Buckhead, 3434 Peachtree Road, NE, Atlanta, GA 30326, on Tuesday, May 17, 2016, at 9:00 a.m. Eastern Time, for the following purposes:

(1)	To elect seven directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualifies;

(2)	To approve the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan;

(3)	To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

(4)	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 21, 2016, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of the meeting. The accompanying Proxy Statement contains further information about the business to be conducted at the Annual Meeting.

We are pleased to furnish our proxy materials over the Internet. This process not only expedites your receipt of the proxy materials, but also lowers the cost and reduces our environmental impact. On or about April 4, 2016, we commenced mailing to each of our stockholders a Notice Regarding the Availability of Proxy Materials, which contains instructions on how to access a copy of our 2016 Proxy Statement, our 2015 Annual Report and other soliciting materials, and how you can obtain a paper copy of our Proxy Statement and our 2015 Annual Report. The Notice also includes instructions on how to authorize a proxy to vote via the Internet or toll-free telephone number, or how to request a paper proxy card to complete, sign and return via mail.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, we encourage you to authorize your vote as soon as possible by following the instructions contained in the Notice Regarding the Availability of Proxy Materials you received for the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
Daniel J. Buechler
General Counsel and Secretary

April 4, 2016

ADMISSION TO THE 2016 ANNUAL MEETING OF STOCKHOLDERS

Only stockholders who own shares of our common stock as of the close of business on March 21, 2016 will be entitled to attend the Annual Meeting. If you wish to attend the Annual Meeting in person, please register in advance by emailing our Investor Relations Department at investors@silverbaymgmt.com. Attendance at the Annual Meeting will be limited to persons presenting proof of stock ownership as of the record date and a form of government-issued photo identification.

•	If your shares are registered in your name, proof of ownership could include a copy of your account statement from our transfer agent or a copy of your stock certificate.

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If you hold shares through an intermediary, such as a broker, bank or other nominee, proof of stock ownership could include a form of proxy from your broker, bank or other nominee or a copy of your brokerage or bank account statement. Please note: if you hold your shares through an intermediary and wish to vote your shares at the meeting, you must request a “legal proxy” from your broker, bank or other nominee and bring that proxy to the meeting.

No cameras, recording devices or large packages will be permitted in the meeting room.

SILVER BAY REALTY TRUST CORP.
PROXY STATEMENT
The Board of Directors of Silver Bay Realty Trust Corp., a Maryland corporation, is using this proxy statement to solicit your proxy for use at our 2016 Annual Meeting of Stockholders (the “Annual Meeting”). We intend to send a Notice Regarding the Availability of Proxy Materials for the Annual Meeting and make proxy materials available (or for those who request, a paper copy of this proxy statement and the form of proxy) on or about April 4, 2016 to our stockholders of record as of the close of business on March 21, 2016. References in this proxy statement to “Silver Bay,” “Company,” “we,” “us,” “our” and similar terms refer to Silver Bay Realty Trust Corp.
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 17, 2016
This proxy statement and our 2015 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2015, are available on the Internet at www.proxyvote.com. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Availability of Proxy Materials to our stockholders of record as of the close of business on March 21, 2016. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice Regarding the Availability of Proxy Materials or to request to receive a printed set of our proxy materials. Instructions on how to access our proxy materials over the Internet or request a printed copy of our proxy materials may be found in the Notice Regarding the Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis by following the instructions provided in the Notice Regarding the Availability of Proxy Materials. We will pay all expenses in connection with the solicitation of the proxies relating to this proxy statement. We have retained Morrow & Co., LLC, 470 West Avenue, Stamford, Connecticut 06902, for an estimated fee of $9,500, plus out of pocket expenses, to assist us in soliciting proxies

We have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and who do not participate in electronic delivery of proxy materials will receive only one mailed copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. If you are a stockholder of record and would like to request a separate paper copy of these materials, please: (1) go to www.proxyvote.com and follow the instructions provided; or (2) contact our Investor Relations department by email at investors@silverbaymgmt.com.
The Annual Meeting
Our Annual Meeting will be held on Tuesday, May 17, 2016 at 9:00 a.m. Eastern Time in The Consulate Room at The Ritz-Carlton, Buckhead, located at 3434 Peachtree Road, NE, Atlanta, GA 30326.
Purpose of the Annual Meeting
The purpose of the Annual Meeting is to vote on the following items:

(1)	To elect seven directors, with each director serving until our next annual meeting of stockholders and until his or her successor is elected and qualifies;

(2)	To approve the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan;

(3)	To consider and vote upon the ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

(4)	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors is not aware of any other matter to be presented for action at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is intended that the persons named in the enclosed proxy card and acting thereunder will vote the proxies in accordance with their discretion on any such matter.
Who Can Vote
The Board of Directors has fixed the close of business on March 21, 2016, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. On the record date, there were 35,785,046 shares of our common stock outstanding. Only stockholders as of the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held on the record date, which may be exercised in person or by proxy duly authorized in writing.
How You Can Vote
Stockholders of Record. Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Internet - You may authorize your proxy on-line via the Internet by accessing the website www.proxyvote.com and following the instructions provided on the Notice Regarding the Availability of Proxy Materials or proxy card. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 16, 2016.

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By Telephone - You may authorize your proxy by touch-tone telephone by calling 1-800-690-6903. Telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 16, 2016.

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By Mail - If you request paper copies of the proxy materials to be sent to you by mail, you may authorize your proxy by completing, signing and dating your proxy card and returning it in the enclosed reply envelope that is provided.

•	In Person - You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote.

Beneficial Owners. If you are the beneficial owner of your shares of common stock (that is, you hold your shares in “street name” through an intermediary such as a broker, bank or other nominee), you will receive instructions from your broker, bank or nominee. Your broker, bank or nominee will not vote your shares of stock on many matters unless you provide them instructions on how to vote your shares of stock. You should instruct your broker or nominee how to vote your shares of stock by following the directions provided by your broker or nominee. Alternatively, obtain a proxy from your bank, broker or other holder of record and bring it with you to hand in with a ballot in order to be able to vote your shares at the meeting.
Changing Your Vote
You may change your vote at any time before the proxy is exercised. For stockholders of record, if you voted by mail, you may revoke your proxy at any time before it is voted by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice of revocation to the Secretary at 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447. If you voted via the Internet or by telephone you may also change your vote with a timely and valid later Internet or telephone vote, as the case may be, or by voting by ballot at the meeting. Attendance at the meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the Secretary before the proxy is exercised; or (2) you vote by ballot at the meeting.
Method of Counting Votes; Quorum
Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted (i) “FOR” the election of the seven director nominees listed on the proxy card, (ii) “FOR” the approval of the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan and (iii) “FOR” the ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.

If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under the rules of the New York Stock Exchange (the “NYSE”), your broker or nominee has discretion to vote your shares on routine matters, such as Proposal 3, but does not have discretion to vote your shares on non-routine matters, such as

Proposal 1 or 2. Therefore, if you do not instruct your broker as to how to vote your shares on Proposal 1 or 2, this would be a “broker non-vote” and your shares would not be counted as having been voted on the applicable proposal. We strongly encourage you to instruct your broker or nominee on how you wish to vote your shares.

The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to Maryland law, broker non-votes and abstentions are not included in the determination of the shares of common stock voting on such matter, but are counted for quorum purposes. However, with respect to the approval of the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan as set forth in Proposal 2, abstentions will be counted as votes cast in accordance with NYSE guidance and thus will have the same effect as a vote against this proposal.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted in case you later decide not to attend the meeting. Submitting your proxy in advance of the meeting does not affect your right to attend the Annual Meeting and vote in person.

Our principal executive offices are located at 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447.
PROPOSAL 1: ELECTION OF DIRECTORS
Board Composition
Our Bylaws provide for annual election of directors. Our Charter and Bylaws also provide that the number of directors shall be determined by our Board of Directors, which has set the number at seven.
Director Nominations
Each of our current directors has been recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors to stand for election at the 2016 Annual Meeting and to hold office until our annual meeting of stockholders to be held in 2017 and until his or her successor is elected and qualifies. It is expected that each of the director nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees.

We have set forth below certain information with respect to the members of our Board of Directors. The business address of each nominee is Silver Bay Realty Trust Corp., 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447.

We believe that each of our director nominees displays personal and professional integrity; satisfactory levels of education and/or business experience; business acumen; an appropriate level of understanding of our business and industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees; a fit of skills and personality with those of our other directors that helps build a Board that is effective and responsive to the needs of the Company; strategic thinking and a willingness to express ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of our stockholders. The information presented below regarding each nominee or director also sets forth specific experience, qualifications, attributes and skills that led our Board to conclude that he or she should serve as a director.

Nominees for Election to the Board

Name and Year First Elected as a Director	Age	Background Information
Thomas W. Brock (2012)	68
Thomas W. Brock was appointed to our Board of Directors in connection with our initial public offering and served as our lead independent director until January 19, 2016 when he became our Interim President and Chief Executive Officer. From 2006 until the end of 2012, Mr. Brock was the Chief Executive Officer of Stone Harbor Investment Partners, a fixed income investment manager focused on credit and multi-sector allocation strategies and, in that role, served as a trustee of a Stone Harbor’s closed-end fund and five of Stone Harbor’s open-end funds. Mr. Brock currently serves as a director of Liberty All-Star Growth Fund, Inc. and as a trustee of Liberty All-Star Equity Fund, each a closed end fund, and has served in those roles since 2005. Mr. Brock currently serves as an independent trustee of EQ Advisors Trust and has served in this role since January 1, 2016. Prior to joining Stone Harbor Investment Partners, Mr. Brock was an adjunct professor of Finance at Columbia University Graduate School of Management from 1998 to 2005, where he taught courses relating to money management and investment banking. From 1974 to 1998, Mr. Brock held various positions with Salomon Brothers Inc., including Chief Executive Officer of Salomon Brothers Asset Management, Chief Administrative Officer, and Director of Global Research. Mr. Brock received an M.B.A. from Northwestern University Kellogg School of Management and a B.S. from Miami University. We believe Mr. Brock is a qualified director based on his experience in investment management and financial analysis.

Daryl J. Carter (2013)	60
Daryl J. Carter was appointed to our Board of Directors on July 17, 2013. Mr. Carter founded and since 2007 has been the Chairman and Chief Executive Officer of Avanath Capital Management, LLC, an investment firm focused on conventional and affordable multi-family investments. Mr. Carter is also a Managing Partner of McKinley-Avanath, a property management company owned jointly by Avanath and McKinley, Inc., a company founded by Silver Bay director Ronald N. Weiser. Mr. Carter currently serves as a trustee of Whitestone REIT [NYSE: WSR], a real estate investment trust engaged in the ownership and operation of commercial properties, and Paragon Real Estate Equity and Investment Trust, a formerly listed company currently operating as a shell company. He also serves as a director of The Olson Company, a Southern California homebuilding company, and RREEF America III, a private real estate investment trust. From 2005 to 2007, Mr. Carter was an Executive Managing Director leading the Commercial Real Estate Group of Centerline Capital Group (“Centerline”), a subsidiary of Centerline Holding Company, and was President of American Mortgage Acceptance Corporation, a then publicly-held, commercial mortgage lender managed by Centerline. In 1992, Mr. Carter co-founded Capri Capital Finance (“CCF”), and Capri Capital Advisors, serving as Co-Chairman of each until CCF was acquired by Centerline in 2005. Mr. Carter served as Chairman of the National Multifamily Housing Council and serves on the Visiting Committee of the Massachusetts Institute of Technology Sloan School of Management. He has also served as Chairman of the Commercial Board of Governors of the Mortgage Bankers Association. Mr. Carter holds dual Masters Degrees in Architecture and Management from the Massachusetts Institute of Technology and a Bachelor of Science degree in Architecture from the University of Michigan. We believe Mr. Carter is a qualified director because of his extensive experience as an executive and investor in the real estate industry and his past and current experience as a director of other public companies.

Name and Year First Elected as a Director	Age	Background Information
Tanuja M. Dehne (2012)	44
Tanuja M. Dehne was appointed to our Board of Directors in connection with our initial public offering. From 2014 through April 2016, Ms. Dehne was the Executive Vice President and Chief Administrative Officer and Chief of Staff of NRG Energy, Inc. [NYSE: NRG], a publicly listed power generation and retail electricity company. In this role, Ms. Dehne oversaw NRG’s Human Resources, Information Technology, Communications, Corporate Marketing and Sustainability Departments, including the company’s charitable giving program, M&A integrations and Big Data Analytics. She was responsible for shaping and guiding NRG’s vision and narrative, ensuring that all messaging to internal and external stakeholders was consistent with and supported the execution of NRG’s strategic plan. Prior to these positions, Ms. Dehne was the Senior Vice President, Human Resources of NRG since 2011 where she led NRG’s Human Resources department, which handled all HR functions - including talent management, organizational development, benefits, compensation, labor and employee relations, payroll and HR information systems - for more than 8,000 employees. Under her leadership, the department received recognition as Delaware Valley's 16th Annual HR Department of the Year for service excellence and strategic impact on the company. From 2004 to 2011, Ms. Dehne served as the Corporate Secretary of NRG, leading corporate governance and corporate transactions, including financing, mergers and acquisitions, public and private securities offerings, securities and stock exchange matters, and reporting compliance. Prior to joining NRG, Ms. Dehne practiced corporate law as a member of Saul Ewing LLP’s business department. Ms. Dehne received a J.D. from Syracuse University, an M.A. from the University of Pennsylvania and a B.A. from Lafayette College. We believe Ms. Dehne is a qualified director because of her broad public-company experience, including her knowledge of corporate governance, securities law, human resources and complex transactions.

Stephen G. Kasnet (2012)	70
Stephen G. Kasnet was appointed to our Board of Directors in connection with our initial public offering. Mr. Kasnet is the vice-chair, lead independent director and chair of the audit committee of Two Harbors Investment Corp. [NYSE: TWO]. Mr. Kasnet’s original appointment was made pursuant to contractual rights of Two Harbors granted in connection with our acquisition of a subsidiary of Two Harbors simultaneously with the closing of our initial public offering. Mr. Kasnet’s nomination for election as a director at our 2014 and subsequent annual meetings has not been made pursuant to any contractual right. Mr. Kasnet was also a director of Columbia Laboratories, Inc., a specialty pharmaceuticals company [NASDAQ: CBRX], now Juniper Pharmaceuticals, from August 2004 to June 2015, including as Chairman of the Board from November 2004 to June 2015. From 2007 to 2009, Mr. Kasnet was the Chairman of Dartmouth Street Capital LLC, a private investment firm. He was also the President and Chief Executive Officer of Raymond Property Company LLC, a real estate company, from 2007 through October 2009. From 2000 to 2006, he was President and Chief Executive Officer of Harbor Global Company, Ltd., an asset management, natural resources and real estate investment company, and President of the PIOglobal, a Russian real estate investment fund. From 1995 to 1999, Mr. Kasnet was a director and member of the Executive Committee of The Bradley Real Estate Trust. He was Chairman of Warren Bank from 1990 to 2003. Mr. Kasnet has also held senior management positions with other financial organizations, including Pioneer Group, Inc., First Winthrop Corporation and Winthrop Financial Associates, and Cabot, Cabot and Forbes. He serves as Chairman of the Board of Rubicon Ltd., a forestry company, as a director of Tenon Ltd., a wood products company, and as a director of First Ipswich Bancorp, a bank owned by Brookline Bancorp. He is also a trustee of the board of the Governor’s Academy, a private coed boarding high school in Byfield, Massachusetts. Mr. Kasnet received a B.A. from the University of Pennsylvania. We believe Mr. Kasnet is a qualified director based on his audit committee experience, his real estate knowledge and his past and current experience as a director of other public companies.

Name and Year First Elected as a Director	Age	Background Information
Irvin R. Kessler (2012)	60
Irvin R. Kessler was appointed to our Board of Directors in connection with our initial public offering and serves as Chairman. Prior to the internalization of our management, Mr. Kessler was the one-third owner of our former external manager, PRCM Real Estate Advisers LLC (the “Former Manager”), and is Chief Executive Officer and managing member of Provident Real Estate Advisors LLC (“Provident”), the managing member of five limited liability companies (the “Provident Entities”), that we acquired simultaneously with the closing of our initial public offering. Mr. Kessler formed Provident in June 2007 and through it and the Provident Entities began to implement a strategic residential real estate investment strategy with hubs in Minnesota, Arizona, Nevada, Florida and Georgia. Mr. Kessler served as the Chief Executive Officer of the Former Manager from January 2012 to September 2012 and helped oversee the build out of the Former Manager’s operational capabilities. Mr. Kessler has extensive experience as an investor in a variety of asset classes. From 2003 through 2012, Mr. Kessler opened multiple funds focused on varying investment strategies. In 1994 and 1995, he co-founded Deephaven Capital Management, a hedge fund management company, and Arbitrade LLC, an options market making firm, respectively; he served as Chief Investment Officer and Chief Executive Officer from 1998 until retiring in 2001 and selling the parent company of both firms to Knight Trading Group in 2000. Mr. Kessler was also a director on the boards of the Chicago Board Options Exchange (“CBOE”), and the Cincinnati Stock Exchange beginning in 1988. Prior to that, Mr. Kessler was a floor trader on various Chicago Exchanges, including CBOE, the Chicago Board of Trade and the Chicago Mercantile Exchange. We believe Mr. Kessler is a qualified director because of his experience investing in and overseeing the management of single-family properties. We also believe Mr. Kessler is a qualified director because of his general investment expertise.

Thomas Siering (2012)	56
Thomas Siering was appointed to our Board of Directors in connection with our initial public offering. Mr. Siering is the Chief Executive Officer and a director of Two Harbors Investment Corp. [NYSE: TWO], a Partner of Pine River Capital Management L.P. and a director of the Pine River Foundation. Prior to joining Pine River in 2006, Mr. Siering was head of the Value Investment Group at EBF & Associates, a private investment firm, from 1989 until 2006. During that period, he was also the manager for Merced Partners, LP, a private investment firm, and Tamarack International Limited, a closed end, non-diversified investment management company. Mr. Siering was named a Partner at EBF & Associates in 1997. Mr. Siering joined EBF & Associates in 1989 as a trader. From 1987 to 1989, Mr. Siering held various positions in the Financial Markets Department at Cargill, Inc. From 1981 until 1987, Mr. Siering was employed in the Domestic Soybean Processing Division at Cargill in both trading and managerial roles. Mr. Siering holds a B.B.A. from the University of Iowa with a major in Finance. We believe Mr. Siering is a qualified director because of his investment and public company management expertise.

Ronald N. Weiser (2012)	70
Ronald N. Weiser was appointed to our Board of Directors in connection with our initial public offering. Mr. Weiser served as Ambassador to the Slovak Republic from 2001 to 2004, and has many years of experience in politics, public service and private investments. He founded McKinley Associates Inc., a national real estate investment firm, in 1968, and served as its Chief Executive Officer and Chairman until 2001. In 1984, Mr. Weiser and his wife founded the McKinley Foundation, a public community foundation. Mr. Weiser serves on a number of public non-profit boards, including The Henry Ford, and the President Gerald R. Ford Foundation. Mr. Weiser holds a B.B.A. from the University of Michigan, where he also did graduate work in business and law. We believe Mr. Weiser is a qualified director because of his extensive experience as an executive and investor in the real estate industry and his broad public service in both government and non-profit spheres.

Recommendation of Board; Vote Required
The vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board of Directors is committed to maintaining the highest standards of business conduct and corporate governance. As described more fully below, we have adopted a Code of Business Conduct and Ethics for officers and directors and have adopted Corporate Governance Guidelines, which, in conjunction with our Charter, Bylaws and our Board committee charters, provide the framework for our corporate governance.

You can access our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, the charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, and certain other of our policies under “Governance Documents” in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com or by writing to our Investor Relations department at: Silver Bay Realty Trust Corp., 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447.
Director Independence
The rules of the NYSE require that a majority of a company’s board of directors be composed of independent directors. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Consistent with these considerations, our Board of Directors has affirmatively determined that each of Mr. Carter, Ms. Dehne, Mr. Kasnet, and Mr. Weiser is an independent director.
Leadership Structure of the Board of Directors
The Board of Directors is led by a Chairman who is appointed by the directors. Both independent and non-independent directors are eligible for appointment as the Chairman. The Chairman presides at all meetings of the stockholders and of the Board of Directors as a whole. The Chairman performs such other duties, and exercises such powers, as from time to time shall be prescribed in our Bylaws or by the Board of Directors. We currently separate the roles of Chairman and Chief Executive Officer. Mr. Kessler has been appointed as our Chairman.

Our Corporate Governance Guidelines provide that the independent directors shall appoint one of their members to serve as the lead independent director. The lead independent director is responsible for coordinating the activities of the other independent directors, including scheduling and conducting separate meetings of the independent directors and for such other duties as are assigned from time to time by the Board of Directors. Mr. Weiser has been appointed as the interim lead independent director while Mr. Brock serves as interim President and Chief Executive Officer.

The Board of Directors consists of a majority of independent directors and exercises a strong, independent oversight function. The Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors are comprised entirely of independent directors. A number of Board and committee processes and procedures, including regular executive sessions of non-management directors, provide substantial independent oversight of our management’s performance. Under our Bylaws and Corporate Governance Guidelines, the Board of Directors has the ability to change its structure if it determines that such a change is appropriate and in the best interest of the Company. The Board of Directors believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.
Board Committees
Our Board of Directors has formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee and has adopted charters for each of these committees. Each committee is composed exclusively of directors who meet the independence and other requirements established by the rules and regulations of the SEC and the NYSE listing standards. Additionally, the Compensation Committee is composed exclusively of individuals intended to be, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), non-employee directors and will, at such times as we are subject to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), qualify as outside directors for purposes of Section 162(m) of the Code.

The following table summarizes the current membership of each of our Board committees.

Director	Audit	Compensation	Nominating and Corporate Governance
Daryl J. Carter	x		x
Tanuja M. Dehne	x	Chair	Chair
Stephen G. Kasnet	Chair	x
Ronald N. Weiser			x

During 2015, Mr. Brock served as Chair of the Compensation Committee and as a member of the Audit Committee. He stepped down from these committees upon his appointment as our Interim President and Chief Executive Officer in January 2016. At that time, Ms. Dehne was appointed to serve as Chair of the Compensation Committee and as a member of the Audit Committee to replace Mr. Brock, while continuing to serve as Chair of the Nominating and Corporate Governance Committee. During 2015, she served as a member of the Compensation Committee and Chair of the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is responsible for engaging our independent certified public accountants, preparing Audit Committee reports, reviewing with the independent certified public accountants the plans and results of the audit engagement, approving professional services provided by the independent certified public accountants, reviewing the independence of the independent certified public accountants, considering the range of audit and non-audit fees and reviewing the adequacy of our internal controls.

The Audit Committee is, and will at all times be, composed exclusively of “independent directors” as defined under the NYSE listing standards and who otherwise meet the NYSE listing standards. Each member of the Audit Committee is also financially literate, in that each of them is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, a listed company must certify that its audit committee has and will continue to have at least one member who is financially sophisticated in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The Board of Directors has determined that Mr. Kasnet meets the financial sophistication requirements of the NYSE and also qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The Audit Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Governance Documents” in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com.

Compensation Committee

The Compensation Committee is responsible for evaluating the performance of our officers, reviewing any compensation payable to our directors and officers, preparing Compensation Committee reports and administering the issuance of any common stock or other equity awards under our equity incentive plan.

The Compensation Committee also reviews and makes recommendations to the Board of Directors on the compensation of the Company’s non-executive directors. In reviewing and making recommendations on non-executive director compensation, the Compensation Committee considers, among other things, the following policies and principles:

•	the compensation that is paid to directors of other companies that are comparable to us;

•	the estimated amount of time directors will be required to devote to preparing for and attending meetings of the Board of Directors and the committees on which they serve;

•	the success of the Company;

•	whether a director is a chair of one of the committees of the Board of Directors and the time commitment related thereto;

•
if a committee on which a director serves undertakes a special assignment, the importance of that special assignment to the Company and its stockholders, and the time commitment required to serve with respect to the special assignment; and

•	the risks involved in serving as a director of the Board of Directors or a member of its committees.

None of our executive officers is involved in determining non-executive director compensation levels, although the Company's management may support the committee by providing information, data and other resources in connection with its compensation recommendations to the full Board of Directors.

The Compensation Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Governance Documents” in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for seeking, considering and recommending to the Board of Directors qualified candidates for election as directors and approving and recommending to the full Board of Directors the appointment of each of our executive officers. It also periodically prepares and submits to the Board of Directors for adoption its selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of the Board of Directors and our corporate governance, and annually recommends to the Board of Directors nominees for each committee of the Board of Directors. In addition, the Nominating and Corporate Governance Committee will annually facilitate the assessment of the Board of Directors’s performance as a whole and of the individual directors and report thereon to the Board of Directors.

The Nominating and Corporate Governance Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s purpose and responsibilities are more fully set forth in its charter, which is available under “Governance Documents” in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com.
Risk Management Oversight
The Board is responsible for overseeing our approach to major risks and our policies for assessing and managing these risks and conducts most of its oversight through its standing committees. The Audit Committee oversees most elements of our risk management efforts and has been tasked in its charter with considering our policies with respect to risk assessment, risk management and risk mitigation. In addition, the Audit Committee assists the Board’s oversight of the integrity of our financial statements, the qualifications and independence of our independent registered public accounting firm and the performance of our internal audit function and independent registered public accounting firm and reviews various potential areas of financial risk in detail on a regular basis. The Compensation Committee oversees the compensation of our Chief Executive Officer and other executive officers and evaluates the appropriate compensation incentives to motivate senior management to grow long-term stockholder returns without undue risk taking.
Director Selection
Our Corporate Governance Guidelines provide the following minimum qualifications for directors in order to be suitable for a position on the Board of Directors:

•	possession of the highest personal and professional ethics, integrity and values;

•	the ability to exercise good business judgment and be committed to representing the long-term interests of the Company and its stockholders;

•	an inquisitive and objective perspective, practical wisdom and mature judgment; and

•	willingness to devote the necessary time and effort to Board of Director duties, including preparing for and attending meetings of the Board of Directors and its committees.

In considering candidates for nomination as a director, the Nominating and Corporate Governance Committee generally assembles all information regarding a candidate’s background and qualifications, evaluates a candidate’s mix of skills and qualifications and determines the contribution that the candidate could be expected to make to the overall functioning of the Board of Directors. Although we do not have a formal policy on diversity, our Corporate Governance Guidelines provide that the Company shall endeavor to have a Board of Directors with a diverse education and experience that provides knowledge of business, financial, governmental or legal matters that are relevant to our business and to our status as a publicly owned company. With respect to the re-nomination of current directors, the committee considers the foregoing factors as well as past participation in and contributions to the activities of the Board of Directors.

The Nominating and Corporate Governance Committee will consider candidates recommended for nomination to the Board of Directors by our stockholders. Stockholder recommendations for nominees to the Board of Directors should be submitted in writing to our Secretary as more fully described under “Other Information – Stockholder Proposals and Director Nominations for 2017 Annual Meeting.” The manner in which the committee evaluates candidates recommended by stockholders is generally the same as any other candidate. However, the committee will also seek and consider information concerning any relationship between a stockholder recommending a candidate and the candidate to determine if the candidate can represent the interests of all of the stockholders. The committee will not evaluate a candidate recommended by a stockholder unless the stockholder’s proposal provides a certification that the potential candidate will serve as a director if elected.
Board and Committee Meetings
The following chart shows the number of meetings held by the Board of Directors and each of the Audit, Compensation, and Nominating and Corporate Governance Committees during 2015:

Board of Directors	Audit	Compensation	Nominating and Corporate Governance
10	7	5	1

During certain meetings of the Board of Directors, the independent directors met separately in executive sessions without management. Each of our directors attended at least 75% of the aggregate total number of meetings held by the Board and all committees on which he or she served during 2015. Although we do not have a policy on director attendance at the Annual Meeting, directors are strongly encouraged to attend the Annual Meeting. Seven of our then-current directors attended the annual meeting of stockholders held in May 2015.
Compensation Committee Interlocks and Insider Participation
During 2015, Mr. Brock, Ms. Dehne and Mr. Kasnet served as members of the Compensation Committee. Mr. Brock stepped down from the Compensation Committee upon his appointment as our Interim President and Chief Executive Officer in January 2016. None of the persons who served as members of the Compensation Committee in 2015 was, during or prior to 2015, an officer or employee of ours or any of our subsidiaries or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. None of our executive officers serve as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees. Among other matters, our Code of Business Conduct and Ethics is designed to detect and deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Business Conduct and Ethics to appropriate persons identified in the Code; and

•	accountability for adherence to the Code of Business Conduct and Ethics.

Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by our Board of Directors or a committee thereof and will be promptly disclosed as required by law or stock exchange regulations. We intend to disclose in the Investor Relations section of our website at www.silverbayrealtytrustcorp.com any amendment to, or waiver from, our Code of Business Conduct and Ethics that are required to be disclosed by the rules of the SEC or the NYSE.
Communications with our Board of Directors
We provide the opportunity for stockholders and all other interested parties to communicate with members of our Board of Directors. Communications with the independent directors or the chairperson of any of the committees of the Board of Directors may occur by regular mail or email. Communications sent by regular mail should be sent to the attention of the Independent Directors, the Chair of the Audit Committee, the Chair of the Compensation Committee, or the Chair of the Nominating and Corporate Governance Committee, as the case may be, in each instance in care of our Secretary at our office at 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447. Communications by e-mail should be sent to our Secretary and General Counsel, at corporatesecretary@silverbaymgmt.com.

Our Secretary will review each communication received in accordance with this process to determine whether the communication requires immediate action. The Secretary will forward all appropriate communications received, or a summary of such communications, to the appropriate member(s) of our Board of Directors. However, we reserve the right to disregard any communication that we determine is unduly hostile, threatening or illegal, or does not reasonably relate to us or our business, or is similarly inappropriate. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Stockholder proposals must be made in accordance with the procedures set forth in our current Bylaws or the procedures set forth in Rule 14a-8 of the Exchange Act and not the procedures set forth in the preceding paragraph. Nominations for the Board of Directors proposed may only be made in accordance with the procedures set forth in our Bylaws. The procedures set forth in our Bylaws for stockholder proposals, including nominations for our Board of Directors, as well as the procedures set forth in Rule 14a-8 for stockholders proposals are described in “Other Information -- Stockholders Proposals and Director Nominations for 2017 Annual Meeting” in this proxy statement.
DIRECTOR COMPENSATION
Compensation Philosophy
We pay our directors in accordance with our Board-approved Amended and Restated Director Compensation Policy. Pursuant to that policy, we pay director fees only to those members of our Board of Directors who are independent under the listing standards of the NYSE.

Our goal is to provide compensation for our independent directors in a manner that enables us to attract and retain outstanding director candidates and reflects the substantial time commitment necessary to oversee our affairs. We also seek to align the interest of our directors and our stockholders and we have chosen to do so by compensating our directors with a mix of cash and equity-based compensation. As a result, each independent director receives an annual fee of $100,000 for Board service; each chair of the Audit, Compensation and Nominating and Corporate Governance Committees receives an additional fee of $15,000, and our lead independent director receives an additional fee of $10,000.
Cash Fees and Retainers
The $50,000 cash portion of the annual Board fee, the chair fees, and the lead independent director fees are payable quarterly in arrears, subject to the director’s continued service to the Company as an independent director, a committee chair or lead independent director, as applicable, on the last day of the preceding quarter. Such cash amounts are prorated in the case of service for less than the entire quarter.

Equity Awards and Equity Retainers
Initial Award for New Directors

On the date a new independent director becomes a member of the Board of Directors, each such independent director receives an award of restricted stock with a fair market value on the date of grant equal to $50,000 less a prorated amount based on the number of days that have elapsed since the last annual meeting of stockholders. The initial award will vest as to all of such shares on the date immediately preceding the date of the next annual meeting of the Company’s stockholders, subject to the director’s continued Board service through such vesting date.

Annual Equity Retainer for Continuing Board Members

Each continuing independent director receives an annual equity retainer in the form of an award of restricted stock with a fair market value of $50,000 on the date of each annual meeting of stockholders. This annual equity retainer for such independent directors will vest as to all of such shares on the earlier of (i) the one year anniversary of the date of grant and (ii) the date immediately preceding the date of our annual meeting of stockholders for the year following the year of grant of the award, subject in each case, to the independent director’s continued service to the Company through the vesting date.

Provisions Applicable to All Equity Awards

All equity awards granted to directors are subject to the terms and conditions of our 2012 Equity Incentive Plan (the “2012 Plan”), and the terms of the Restricted Stock Agreements entered into between the Company and each director in connection with such awards. The number of shares subject to issuance for a restricted stock award is determined based on (x) the dollar amount of the award divided by (y) the fair market value of our common stock on the date of grant. Furthermore, all vesting for any such awards to directors will terminate and become fully vested upon a change of control. As described elsewhere in this proxy statement, our Board of Directors has adopted, subject to stockholder approval, the 2016 Amended Plan, which is an amendment and restatement of the 2012 Plan. If the 2016 Amended Plan is approved by our stockholders at the Annual Meeting, all subsequent equity awards granted to directors will be subject to the terms and conditions of the 2016 Amended Plan and the terms of the Restricted Stock Agreements entered into between the Company and each director in connection with such awards.
2015 Director Compensation Table
The following table sets forth the compensation earned by each person who served as a director at any time during the year ended December 31, 2015 (other than Mr. Miller whose compensation is fully reflected in the Summary Compensation Table under “Executive Compensation” below):

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($) (2)	Total ($)
Thomas W. Brock	$75,000	$50,000	$125,000
Daryl J. Carter	$50,000	$50,000	$100,000
Tanuja M. Dehne	$65,000	$50,000	$115,000
Stephen G. Kasnet Irvin R. Kessler Thomas Siering	$65,000 -- --	$50,000 -- --	$115,000 -- --
Ronald N. Weiser	$50,000	$50,000	$100,000

(1)	Represents fees earned in fiscal year 2015.

(2)	Represents the aggregate grant date fair value computed in accordance with Codification Topic Compensation - Stock Compensation (“ASC 718”).

PROPOSAL 2: APPROVAL OF SILVER BAY REALTY TRUST CORP. RESTATED 2012 EQUITY INCENTIVE PLAN
Our Board of Directors believes that equity-based incentive compensation is a valuable tool to attract and retain qualified directors, officers, advisors, employees, consultants and other personnel and to align the interests of such individuals with the interests of our stockholders. On December 4, 2012, the Board originally adopted our 2012 Equity Incentive Plan (the “2012 Plan”). The 2012 Plan provided for the issuance of up to 921,053 shares to eligible participants. There have been no additional amendments to or authorized share increases under the 2012 Plan since its adoption.
Highlights of 2016 Amended Plan
On February 9, 2016, our Compensation Committee recommended and our Board of Directors adopted, subject to stockholder approval, an amendment and restatement of the 2012 Plan (the “2016 Amended Plan”) to:

•	Increase the number of shares of common stock available for issuance under the existing plan by 1,500,000 shares from 921,053;

•	Create a sublimit on the maximum value of awards granted to an independent director in any given year of $150,000;

•
Amend the individual limit for awards intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m) from 92,100 in any one year period to 500,000 in any three year period;

•	Change the plan default for acceleration of all awards upon a change of control to double-trigger acceleration; and

•	Approve the amended material terms of the 2012 Plan’s performance goals in connection with Internal Revenue Code Section 162(m).

Additional Authorized Shares. The 2012 Plan authorized an aggregate of 921,053 shares for issuance under the plan. By approving the 2016 Amended Plan, stockholders would authorize an additional 1,500,000 shares for issuance, bringing the total authorized shares under the plan to 2,421,053. Of the 921,053 shares previously authorized, 239,138 shares remained available for new grants as of March 10, 2016. As a result, if stockholders approve this proposal, the pool of shares available for future awards under the plan for grants going forward will be 1,739,138 shares, plus any shares attributable to awards already made under the 2012 Plan which are subsequently forfeited, expire, are otherwise not payable or are settled in cash and can be returned to the share pool. There were 411,448 of those shares (i.e., shares subject to outstanding awards that could be returned to the share pool) as of March 10, 2016.

Individual Limit for Performance-Based Awards. Due to our organizational structure, we are not currently subject to Section 162(m) of the Code but may change our structure in the future in a way that does subject us to such provisions. The 2012 Plan provides that the maximum number of shares that may underlie awards in any one year to any eligible person may not exceed 92,100 for option awards and 92,100 for all other awards if grants to such person are intended to qualify as performance-based awards under Section 162(m) of the Code. We have made no such grants to date. The Compensation Committee determined it was appropriate to increase each sublimit to 500,000 shares over any three-year period but only to the extent such awards are intended to qualify as performance-based awards under Section 162(m) of the Code.

Double-Trigger Vesting. Unless modified in a grant agreement, the 2012 Plan provided for single-trigger acceleration upon a change of control of all awards issued under the 2012 Plan (i.e., upon a change of control, all restrictions and conditions on each dividend equivalent right will automatically lapse and all grants under the 2012 Plan will be deemed fully vested in the grantee). The 2016 Amended Plan now provides for double-trigger acceleration of all awards under the plan (i.e. if awards are assumed or replaced, accelerated vesting requires both a change of control and termination of service without cause or for good reason).

Performance Goals. Although not currently subject to the provisions of Section 162(m) of the Code, we are seeking stockholder approval of the material terms of the plan’s performance goals as part of the 2016 Amended Plan. Such approval would allow us to preserve the tax deduction for future performance-based awards that are subject to Section 162(m) of the Code if such provisions become applicable to us. The list of performance goals is the same as in the original 2012 Plan.

The 2016 Amended Plan also makes the following changes to the 2012 Plan:

•
Clarifies the rules governing the calculation of the share reserve to state that each share subject to an award counts as one share against the reserve based on the maximum number of shares that may be issued under such award;

•
Clarifies the share recycling provisions to state that we may not use the following shares for new grants: shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds, and any shares underlying a stock option that we do not issue when the grantee chooses to settle such stock option by receiving stock with a value equal to the difference of the exercise price and the fair market value of the underlying shares;

•	Prohibits the termination and substitution of underwater awards and stock option repricing without stockholder approval;

•	Prohibits option reloading;

•	Clarifies that awards cease to accumulate dividend equivalent rights upon exercise, forfeiture or termination of the underlying stock option;

•	Provides a maximum 10 year exercise period for stock options and clarifies the limited transfer rights with respect to such awards;

•	Clarifies delegation rights of our Board of Directors and Compensation Committee;

•
Provides authority to the Compensation Committee to determine any clawback provisions in the applicable award agreements and states that all awards under the 2016 Amended Plan are subject to any clawback provisions required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act; and

•
Provides for the assumption of or substitution or exchange of outstanding awards granted by a company or entity acquired by Silver Bay or any of its subsidiaries without such assumed awards counting against shares reserved under the 2016 Amended Plan.

Summary of the Features of the 2016 Amended Plan
A summary of the material provisions of the 2016 Amended Plan is set forth below. A copy of the 2016 Amended Plan is attached to this proxy statement as Exhibit A.
Name of Plan; Effective Date. The plan will be named the “Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan.” The 2016 Amended Plan became effective February 9, 2016, subject to stockholder approval at the Annual Meeting.
Administration of the Plan. The Compensation Committee appointed by our Board of Directors will administer all aspects of the plan. The Compensation Committee is composed of persons who are non-employee directors, as defined under Rule 16b-3 of the Exchange Act and to the extent that we seek relief from the limitation of Section 162(m) of the Code, “outside directors” within the meaning of Section 162(m) of the Code and related regulations. The Compensation Committee has the authority to, among other things:

•	select eligible participants to receive awards, determine the timing of awards, and determine the types of awards and number of shares covered by the awards;

•	establish the terms of awards, including the performance criteria and restrictions of the awards and whether the awards are settled in cash or shares;

•	administer outstanding awards, including approval of any amendment to an award; and

•	establish rules interpreting the plan.
The Compensation Committee may delegate its authority to a subcommittee of directors for purposes of determining and administering awards to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act.

Eligibility. Any officer, director, advisor, consultant or employee of Company or any of its subsidiaries and any other persons expected to provide significant services (of a type expressly approved by the Compensation Committee) is eligible to receive any type of award, except incentive stock options which can only be awarded to employees of the Company or its subsidiaries.
Authorized Shares; Individual Limits. The 2012 Plan authorized an aggregate of 921,053 shares for issuance under the plan. By approving the 2016 Amended Plan, stockholders would authorize an additional 1,500,000 shares for issuance, bringing the total authorized shares under the plan to 2,421,053. Of the 921,053 shares previously authorized, 239,138 shares remained available for new grants as of March 10, 2016. As a result, if stockholders approve this proposal, the pool of shares available for future awards under the plan for grants going forward will be 1,739,138 shares, plus any shares attributable to awards already made under the 2012 Plan which are subsequently forfeited, expire, are otherwise not payable or are settled in cash and can be returned to the share pool. There were 411,448 of those shares (i.e., shares subject to outstanding awards that could be returned to the share pool) as of March 10, 2016.

The 2016 Amended Plan authorizes the issuance of 2,421,053 shares. As a result, as of March 10, 2016 and assuming stockholder approval of the 2016 Amended Plan, an aggregate of 1,739,138 shares remained available for grant under the 2016 Amended Plan and 411,448 shares were subject to outstanding grants. The 2016 Amended Plan provides the following rules governing the calculation of the share reserve in connection with any award:

•	Shares subject to any grants shall be counted against the share reserve as one share for every one share granted.

•
Where the number of shares subject to a grant is variable on the grant date, the number of shares to be counted against the share reserve prior to the settlement of the grant shall be the maximum number of shares that could be received under that particular grant.

•
Awards granted under the plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity acquired by us or any of our subsidiaries shall not be counted against the share reserve, nor shall they reduce the shares authorized for grant to a grantee in any thirty-six month period.

Any shares of common stock subject to an award under the plan that expires, is forfeited, or is settled or exchanged for cash will, to the extent of such expiration, forfeiture, settlement or exchange, automatically again become available for issuance under the plan. However, any shares tendered or withheld to pay the exercise price or satisfy a tax withholding obligation in connection with any award, any shares we repurchase using option exercise proceeds, and any shares underlying a stock option that we do not issue when the grantee chooses to settle such stock option by receiving stock with a value equal to the difference of the exercise price and the fair market value of the underlying shares may not be used again for new grants.

To the extent that awards to an eligible person are intended to qualify as performance-based awards under Section 162(m) of the Code, the maximum number of shares that may underlie awards over any three-year period to such eligible person may not exceed 500,000 as options and 500,000 as other grants.

The 2016 Amended Plan shall remain available until all shares available for grant have been awarded and all grants have been settled although the Board may terminate the plan at any earlier time. Plan termination will not affect the rights and obligations of those with outstanding grants then in effect. No award may be granted under the 2016 Amended Plan to any person who, assuming payment of all awards held by such person, would own or be deemed to own more than 9.8% in value or number of shares, whichever is more restrictive, of the outstanding shares of our stock.

Award Terms.
Restricted Shares of Common Stock. A restricted share award is an award of shares of common stock that is subject to restrictions on transferability and such other restrictions, if any, that the Compensation Committee may impose at the date of grant. Grants of restricted shares of common stock may be subject to vesting schedules as determined by the Compensation Committee. The restrictions may lapse separately or in combination at such times and under such circumstances, including a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine. Except to the extent restricted under the award agreement relating to the restricted shares of common stock, a participant granted restricted shares of common stock has all of the rights of a stockholder, including the right to vote and the right to receive dividends on the restricted shares of common stock. Although dividends may be paid on restricted shares of common stock, whether or not vested, at the same rate and on the same date as on shares of our common stock, holders of restricted shares of common stock are prohibited from selling such shares until they vest. Unless modified in a grant agreement, restrictions on restricted stock awards lapse and the shares become fully-vested if the grantee suffers a termination of service without cause or due to death, disability or retirement.

Restricted Stock Units. A restricted stock unit is an award of a specific number of shares of common stock to be provided in the future, subject to satisfaction of vesting requirements. At grant, each restricted stock unit is represented as a bookkeeping entry in an amount equal to the fair market value of one share of our common stock. The Compensation Committee determines the terms and conditions of restricted stock units including the vesting criteria, which may include achievement of specified performance criteria or continued service, the form and timing of payment and whether the restricted stock units will be entitled to receive dividend equivalents. The Compensation Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. The Compensation Committee determines in its sole discretion whether an award will be settled in stock, cash or a combination of both. The specific terms will be set forth in an agreement. Settlement will generally occur shortly after vesting, but may be deferred in compliance with Code Section 409A, as determined by the Compensation Committee. Unless modified in a grant agreement, restrictions on restricted stock units lapse and the shares become fully-vested if the grantee suffers a termination of service without cause or due to death, disability or retirement.

Stock Options. A stock option award is an award of the right to purchase a specific number of shares of common stock at a fixed exercise price determined on the date of grant. Stock option awards may either be incentive or non-qualified stock options; provided that incentive stock options may only be granted to employees. The exercise price of such options must equal at least the fair market value of our common stock on the date of grant. An incentive stock option held by a participant who owns more than 10% of the total combined voting power of all classes of our stock, or of certain of our subsidiary corporations, may not have a term in excess of five years and must have an exercise price of at least 110% of the fair market value of our common stock on the grant date. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the Compensation Committee. Subject to the provisions of the 2016 Amended Plan, the Compensation Committee determines the remaining terms of the options (e.g., vesting). After the termination of service of a participant holding an option, the participant may exercise his or her option, to the extent vested as of such date of termination, for the period of time stated in his or her option agreement. If termination is due to death, disability or retirement, the option, to the extent vested, will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. A participant shall have no rights as a stockholder until the participant exercises the option and the stock certificate is issued to the participant.

Phantom Shares. Phantom shares, when issued, will reduce the number of shares available for grant under the 2016 Amended Plan and will vest as provided in the applicable award agreement. A phantom share represents a right to receive the fair value of a share of common stock, or, if provided by the Compensation Committee, the right to receive the fair value of a share of common stock in excess of a base value established by the Compensation Committee at the time of grant. Phantom shares may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or the Compensation Committee, as may be provided by the Compensation Committee at the time of grant). The Compensation Committee may, in its discretion and under certain circumstances, permit a participant to receive as settlement of the phantom shares installments over a period not to exceed ten years. The Compensation Committee may determine that the holders of awards of phantom shares will be entitled to receive dividend equivalents, which shall be payable at such time that dividends are paid on outstanding shares.

DERs. An award of dividend equivalent rights (“DERs”) represents the right to receive (or have credited) the equivalent value (in cash, common stock or a combination of both, as determined by the Compensation Committee at the time of grant) of dividends paid on common stock. A participant holding DERs receives a credit for dividends declared on common stock on each dividend payment date during the period between (x) the date the award is granted to the participant and (y) the date the award is exercised, vests or expires, as determined by the Compensation Committee. The specific terms of a DER will be established by the Compensation Committee in its discretion.

Substitute Awards. A substitute award is a grant made upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any of its subsidiaries or with which the Company or any of its subsidiaries combines.

Other Share-Based Awards. The 2016 Amended Plan authorizes the granting of other awards based upon shares of our common stock (including the grant of securities convertible into shares of common stock and share appreciation rights), subject to terms and conditions established at the time of grant. Silver Bay has no outstanding options, share appreciation rights or other share-based appreciation awards as of the date of this proxy statement.

Performance Awards. The Compensation Committee may, in its discretion, grant awards subject to performance-based vesting conditions and other restrictions. Such performance based awards may result in a payment to a participant only if performance goals established by the Compensation Committee are achieved, as determined by the Compensation Committee, and any other applicable vesting provisions are satisfied. The Compensation Committee will establish performance goals in its discretion, in compliance with the requirements of Code Section 162(m) when applicable, which, depending on the extent to which they are met, will determine the number and/or the value of shares of common stock to be paid out to participants. Unless otherwise provided in the agreement establishing the performance goals, at any time prior to payment, the Compensation Committee may make objectively determinable adjustments to the performance measures to account for the effect of unforeseen events.

For purposes of such awards, the performance goals may be one or more of the following, as determined by the Compensation Committee:

•    pre-tax income
•    after-tax income
•    net income
•    operating income
•    cash flow
•    earnings per share
•    return on equity
•    return on invested capital or assets
•    cash and/or funds available for distribution
•    appreciation in the fair market value of our common stock
•    return on investment
•    total return to stockholders
•    net earnings growth

•    stock appreciation
•    related return ratios
•    increase in revenues
•    our published ranking against our peer group of real estate investment trusts based on total stockholder return
•    net earnings
•    changes (or the absence of changes) in the per share or aggregate market price of our common stock
•    number of securities sold
•    earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in our financial reports for the applicable period
•    total revenue growth

Change of Control. Under the 2016 Amended Plan, a change of control is generally defined as the occurrence of any of the following events: (i) the acquisition of more than 50% of our voting shares or outstanding shares by any person or group; (ii) the sale or disposition of substantially all of our assets; (iii) a merger or consolidation where our stockholders immediately prior to such event would not, immediately after such merger or consolidation, beneficially own shares representing in the aggregate 50% or more of the voting power of the surviving or resulting entity in substantially the same proportion as such stockholders’ ownership immediately prior to the merger or consolidation; (iv) during any 12-calendar-month period, our directors, including subsequent directors recommended or approved by our directors, cease for any reason other than due to death to constitute a majority of our Board of Directors; or (v) consummation of a stockholder approved liquidation or dissolution.

In the event of a change of control, unless otherwise provided in an award agreement, the 2016 Amended Plan provides for automatic acceleration of any awards that are not assumed or replaced, and provides for double-trigger acceleration if the awards are assumed or replaced. Double-trigger acceleration requires both a change of control and termination of service without cause or for good reason within two years of the change of control. For this purpose, “cause” is defined in any agreement with the participant or otherwise means, generally, the participant’s deliberate and serious disloyal, dishonest or illegal conduct in the course of employment that justifies and results in prompt discharge under our policies and practices. A termination is for “good reason” if the participant’s position, authority, duties or responsibilities are significantly diminished, the participant’s compensation, incentive opportunities or aggregate employee benefits are reduced, or if the participant is required to work at a place that is more than 30 miles from the participant’s principal work site prior to the change of control.

Term. The plan has a 10-year term from the effective date of the 2016 Amended Plan.

Amendments and Termination. Our Board of Directors may amend, alter or discontinue the 2016 Amended Plan but cannot take any action that would impair the rights of a grantee with respect to grants previously made without such grantee’s consent. To the extent necessary and desirable, our Board of Directors must obtain approval of our stockholders for any amendment that would:

•	increase the total number of shares of common stock reserved for issuance under the 2016 Amended Plan;

•	change the eligible participants;

•	reprice any awards or terminate and substitute underwater awards; or

•	otherwise require such approval.

Securities Authorized for Issuance under Equity Compensation Plans
 The following table provides information as of December 31, 2015 with respect to shares of our common stock that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding stock awards	Weighted-average exercise price of outstanding stock awards	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	—	—	243,329
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	243,329

Recommendation of Board; Vote Required
The affirmative vote of a majority of all of the votes cast on the proposal at a meeting at which a quorum is present is required to approve the 2016 Amended Plan. For purposes of this vote, abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the result of the vote, although both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE SILVER BAY REALTY TRUST CORP. RESTATED 2012 EQUITY INCENTIVE PLAN.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the selection of Ernst & Young LLP (“EY”), as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Although ratification is not required by our Bylaws or otherwise, the Board of Directors is submitting the selection of EY to our stockholders for ratification as a matter of good corporate practice. In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in our best interests. A representative of EY is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.
Auditor Fees
The aggregate fees incurred for professional services performed by EY were as follows for the years ended December 31, 2014 and 2015:

	2014	2015
Audit Fees (a)	$562,235	$678,950
Audit-Related Fees (b)	115,000	63,960
Tax Fees (c)	166,400	219,500
All Other Fees	---	---
Total Principal Accountant Fees	$843,635	$962,410

(a)
Audit Fees pertain to the audit of our annual Consolidated Financial Statements, including review of the interim financial statements contained in our Quarterly Reports on Form 10-Q, consents to the incorporation of the EY audit report in publicly filed documents and assistance with and review of documents filed with the SEC.

(b)
Audit-Related Fees pertain to assurance and related services provided by EY, including accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

(c)
Tax Fees pertain to services performed for tax compliance, including REIT compliance, tax planning and tax advice, including preparation of tax returns and claims for refund and tax-payment planning services. Tax planning and advice also includes assistance with tax audits and appeals, and tax advice related to specific transactions.

All services performed by EY for 2015 were pre-approved in accordance with the pre-approval policy set forth in our Audit Committee Charter. This policy requires that all engagement fees and the terms and scope of all auditing and non-auditing services be reviewed and approved by the Audit Committee in advance of their formal initiation.
Recommendation of Board; Vote Required
The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of our independent registered public accounting firm. For purposes of the vote on the ratification of the independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.
REPORT OF THE AUDIT COMMITTEE
The Board of Directors has appointed an Audit Committee presently composed of three independent directors, Stephen G. Kasnet, Daryl J. Carter and Tanuja M. Dehne. Mr. Kasnet serves as chairman of the Audit Committee. Each of the directors on our Audit Committee is an independent director under the NYSE listing standards. The Board of Directors has determined that Mr. Kasnet satisfies the definition of financial sophistication and is an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The Audit Committee’s responsibility is one of oversight as set forth in its charter, which is available on our website at www.silverbayrealtytrustcorp.com under the “Investor Relations” link. It is not the duty of the Audit Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent registered public accounting firm for 2015.

The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed under the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter from Ernst & Young LLP required by the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed Ernst & Young LLP’s independence with Ernst & Young LLP, and has considered the compatibility of non-audit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2015, be included in our Annual Report on Form 10-K for the year ended December 31, 2015, for filing with the SEC. The Audit Committee also has recommended the selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2016.

By the Audit Committee:

Stephen G. Kasnet, Chairman
Daryl J. Carter
Tanuja M. Dehne

Use of Report of the Audit Committee
In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act.

EXECUTIVE OFFICERS
The Board of Directors plans to appoint executive officers annually following each annual meeting of stockholders to serve until the meeting of the Board of Directors following the next annual meeting of stockholders. Set forth below is certain information about each of our executive officers. The business address of each executive officer is Silver Bay Realty Trust Corp., 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447.
Executive Officers

Name	Age	Background Information
Thomas W. Brock	68	Biographical information for Thomas W. Brock, our interim Chief Executive Officer, is provided above under “Nominees for Election to the Board” on page 3.
Christine Battist	47
Christine Battist is our Chief Financial Officer and Treasurer, serving in these roles as an executive officer since our incorporation in June 2012. Prior to this appointment, Ms. Battist served as Managing Director at Two Harbors Investment Corp. overseeing investor and media relations beginning in 2011. From 2005 to 2011, Ms. Battist served in various financial roles at The Mosaic Company [NYSE: MOS], first as Director of Financial Compliance from 2005 to 2007, leading the company’s inaugural global Sarbanes Oxley design and implementation after its merger, then as Director of Investor Relations from 2007 to 2011. Ms. Battist was instrumental in leading Mosaic’s investor relations during its formative years and through the spin-off and secondary offering of shares held by Mosaic’s largest private stockholder in 2011. Prior to joining the Mosaic Company, Ms. Battist was Director of Internal Audit for Tuesday Morning Corporation [NASDAQ: TUES] from 2003 to 2005. Ms. Battist began her career with PricewaterhouseCoopers LLP, spending a decade in ever-increasing roles and responsibilities, overseeing financial audit engagements for public companies in the U.S. capital and debt markets, including leading acquisition and carve-out transactions. She received a B.B.A. from St. Norbert College and is licensed as a Certified Public Accountant (inactive) in the State of Texas.

Lawrence B. Shapiro	59
Lawrence B. Shapiro is our Chief Operating Officer. Mr. Shapiro has served as our Chief Operating Officer since December 2013. Prior to his appointment as Chief Operating Officer, Mr. Shapiro served as Executive Vice President for Acquisitions for Silver Bay Property Corp. since its formation in December 2011. In this role, he led acquisitions for our predecessor, Silver Bay Property Investment LLC (formerly Two Harbors Investment LLC) and the Company. He also expanded his responsibilities to manage the Company’s renovation activities starting in June 2013. From 2007 until joining Silver Bay Property Corp., Mr. Shapiro served as President of Provident, where he led the acquisition, renovation, and leasing activities for the Provident Entities. From 1991 to 2000, Mr. Shapiro served as Chief Financial Officer for Rottlund Homes, a residential home builder that previously traded on the American Stock Exchange. From 2006 to 2007, Mr. Shapiro served as Chief Financial Officer of JMS Companies, a diversified real estate firm. Mr. Shapiro holds a M.B.A. from the University of Wisconsin and a B.S. in Business in Accounting from the University of Minnesota.

Daniel J. Buechler	37
Daniel J. Buechler has served as our General Counsel and Secretary since September 30, 2014. Prior to this appointment, Mr. Buechler served as a Vice President, Corporate Counsel at Pine River Capital Management L.P. since February 2012 where he was dedicated to providing legal services to Silver Bay. In this role, Mr. Buechler was part of the Company’s management team; oversaw the Company’s day-to-day legal needs, including matters related to corporate governance and securities laws; assisted in the development of the Company’s compliance program; and served as the lead in-house attorney for major transactions. Prior to joining Pine River Capital Management L.P., Mr. Buechler was an attorney at the law firm of Oppenheimer Wolff & Donnelly LLP. He received a J.D. from the University of Minnesota Law School and a B.A. from the University of Minnesota.

Griffin P. Wetmore	31
Griffin P. Wetmore has served as our Executive Vice President of Finance since February 15, 2016. Prior to this appointment, Mr. Wetmore served us in various roles since January 2012, including as Director of Business Development, first as an employee of Pine River Capital Management L.P. and then as an employee of the Company following the internalization of the Company’s advisory manager on September 30, 2014. In these roles, Mr. Wetmore was part of the Company’s management team; provided business development and capital markets services to Silver Bay; and helped to execute Silver Bay’s financing strategies and M&A transactions. Prior to joining Pine River Capital Management L.P., Mr. Wetmore was an Associate at the investment bank Credit Suisse. He received a B.A. in Economics from the University of Chicago.

Julie M. Ellis	42
Julie M. Ellis has served as our Chief Accounting Officer since February 15, 2016. Prior to this appointment, Ms. Ellis served as Corporate Controller for the Company since September 2012, first as an employee of Pine River Capital Management L.P. and then as an employee of the Company following the internalization of the Company’s advisory manager on September 30, 2014. Ms. Ellis has spent the breadth of her career in financial reporting and accounting roles. From 2009 to 2012, she served in various financial roles, including International Controller at Merrill Corporation, a privately held company. From 2007 to 2009, Ms. Ellis worked as a consultant on Sarbanes-Oxley implementations and internal audit engagements for various real estate companies. From 2004 to 2007, Ms. Ellis served as Director of Internal Audit for America First Apartment Investors, Inc. a multi-family REIT previously traded on NASDAQ, where she led the company’s inaugural Sarbanes-Oxley design and implementation and also served as Corporate Controller. Prior to 2004, Ms. Ellis worked in public accounting for nine years with both Deloitte & Touche, LLP and Hamilton Misfeldt & Company. Ms. Ellis graduated from St. Cloud State University with a B.S. in Accounting and is a certified public accountant.

EXECUTIVE COMPENSATION
The following section provides information with respect to the compensation of our named executive officers for 2015. Effective January 19, 2016, David N. Miller resigned as our President and Chief Executive Officer and Thomas W. Brock (who was then serving as our lead independent director) was appointed Interim President and Chief Executive Officer. Because Mr. Brock did not serve in this executive officer capacity in fiscal year 2015, he is not considered a named executive officer for purposes of this proxy statement.

From formation through September 30, 2014, we were externally managed by PRCM Real Estate Advisers LLC (the “Former Manager”). During the time we were externally managed, the Former Manager provided us with our senior management team, including executive officers, along with appropriate support personnel, and each executive officer was an employee or partner of Pine River Capital Management L.P. or the Former Manager’s operating subsidiary. During this time, we did not pay compensation directly but reimbursed the Former Manager for our allocable share of compensation paid to our executive officers, other than compensation for our Chief Executive Officer. Our Chief Executive Officer received his compensation from Pine River Capital Management L.P. and this compensation was not reimbursed by the Company. In 2014, we incurred reimbursement obligations to the Former Manager of approximately $382,000 related to the salaries and benefits of our Chief Financial Officer and Chief Operating Officer.

Our named executive officers for 2015 were:

Name	Principal Position
David N. Miller	Former President and Chief Executive Officer
Christine Battist	Chief Financial Officer and Treasurer
Lawrence B. Shapiro	Chief Operating Officer
Executive Compensation Overview
Our compensation programs are structured to align the interests of our executive officers with the interests of our stockholders. These programs are designed to attract, retain, and motivate a talented management team and to provide a framework that encourages attainment of the Company’s strategic goals and favorable financial results and stockholder returns over the long term. We pursue this alignment with stockholders through a pay-for-performance philosophy in which a mix of variable equity and cash compensation represents a significant component of an executive officer’s total potential compensation.
Components of Executive Compensation
Our compensation programs use a combination of the following pay components:

Base Salary
Base salaries are designed to compensate our executive officers at a fixed level of compensation that serves as a retention tool throughout the executive’s career. In determining base salaries, our Compensation Committee considers each executive officer’s role and responsibilities, unique skills, future potential with our Company, salary levels for similar positions in our core markets and internal pay equity.

Annual Incentives
We provide annual incentives in the form of annual cash bonuses and restricted stock awards. Annual cash bonuses and restricted stock awards are intended to reward executive officers for both Company and individual performance related to our strategic and financial performance goals. Payment of any annual cash bonuses or restricted stock awards to our executive officers is ultimately made at the discretion of the Compensation Committee after consideration of the Company and executive’s performance and accomplishments during the year. In order to better align the interests of the executive officers with stockholders, the Compensation Committee seeks to ensure that a significant portion of annual incentives consist of restricted awards, which remain subject to holding requirements following vesting.

Long-Term Incentives
In fiscal year 2015, we provided long-term incentive compensation to our executive officers in the form of Performance Stock Units (“PSUs”). PSUs are intended to align the long-term interests of the executive officers with those of stockholders. The grant of PSUs to our executive officers was made on February 12, 2015. The number of shares of Silver Bay common stock to be paid on the vesting date for each PSU increases and decreases based on Silver Bay’s total stockholder return (stock price appreciation plus dividends) (“TSR”) during the performance period, which begins on the day of grant and ends on the three year anniversary of the day of grant. Subject to continued employment until the end of the performance period, each of these executive officers will be eligible to receive a number of shares of common stock in an amount determined by multiplying the target number of PSUs by the TSR Multiplier determined in accordance with the following table:

Annualized TSR	TSR Multiplier(1)
6.5%	0%
8%	50%
10%	100%
12%	150%
16%	200%
_________________________

(1)
To the extent the Company’s annualized TSR falls between two of the identified measurement points under the heading “Annualized TSR,” linear interpolation will be used to determine the TSR Multiplier. For purposes of calculating TSR, our stock price is based on the 30-trading day average closing price on the grant date and the 30-trading day average closing price on the vesting date, taking into account any dividends issued during the performance period, which are presumed reinvested as of the ex-dividend date.

The number of PSUs granted to our named executive officers on February 12, 2015 was as follows:

Name	Number of PSUs (at 100% TSR Multiplier)
David N. Miller	60,000
Lawrence B. Shapiro	30,000
Christine Battist	25,000

In addition to the PSUs, such executive officers received dividend equivalent rights under which they will receive dividend equivalent right stock units on each ex-dividend date during the performance period which will be subject to the same conditions and restrictions as the PSUs. The Compensation Committee has retained the discretion to reduce the number of shares received on vest in its sole discretion.

Stock Holding Requirements

We believe that our directors and executive officers should hold a meaningful financial stake in the Company in order to further align their interests with those of our stockholders. Accordingly, our Board has established stock holding requirements that require our named executive officers, directors and other executive officers to hold 100% of all shares acquired under our equity incentive plans, net of shares withheld for taxes, until they reach ownership levels required by our stock ownership guidelines.

Stock Ownership Guidelines

Stock Ownership Guidelines by Position
DIRECTORS	CEO	OTHER EXECUTIVE OFFICERS
Fixed Amount of $200,000	6x annual base salary	3x annual base salary

Equity Used to Meet Stock Ownership Guidelines
Yes	No
Outstanding shares that the person beneficially owns or is deemed to beneficially own, directly or indirectly, under the federal securities laws	• Unvested shares of restricted stock • PSUs

Role of Compensation Consultant in Compensation Decisions
Our Compensation Committee engaged Frederic W. Cook & Co. (“FWC”) as its independent compensation consultant. Our Compensation Committee considers advice and recommendations received from FWC regarding compensation matters, including decisions made with respect to executive equity compensation. FWC does not provide services to our Company other than the advice it provides to our Compensation Committee, and FWC has advised our Compensation Committee that the fees and direct expenses received from us during 2015 were immaterial as a percentage of FWC’s income for the period. FWC also has advised us that neither it nor, to its knowledge, any member of its consulting team serving our Compensation Committee owns any shares of our common stock. After considering the foregoing, as well as FWC’s conflict of interest policies and procedures and the lack of known business and personal relationships between FWC, its team members servicing our Compensation Committee and its members, and our named executive officers, our Compensation Committee concluded that FWC’s work for it does not raise any conflict of interest concerns.
Role of Named Executive Officers in Compensation Decisions
Our Compensation Committee makes all compensation decisions related to our named executive officers. Historically, our Compensation Committee received input from Mr. Miller, our former Chief Executive Officer, regarding the compensation and performance of named executive officers other than himself, including recommendations as to the compensation levels that he believes are commensurate with an individual’s job performance, skills, experience, qualifications and criticality to our Company, as well as with our compensation philosophy, external market data and considerations of internal equity. Our Compensation Committee received similar input from Mr. Brock since January 19, 2016 when he became our Interim Chief Executive Officer. Mr. Miller regularly attended meetings of our Compensation Committee, except when our Compensation Committee met in executive session or when his own compensation arrangements were being considered. Mr. Brock formerly served as Chair of our Compensation Committee and has continued to attend Compensation Committee meetings since beginning service as Interim Chief Executive Officer, except when our Compensation Committee met in executive session or when his own compensation arrangements were being considered. Our Compensation Committee historically communicated its views and decisions regarding compensation arrangements for our named executive officers to Mr. Miller, who was generally responsible for implementing such arrangements.
Summary Compensation Table
The Summary Compensation Table below sets forth disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. Throughout this annual report, these officers are referred to as our named executive officers. The amounts in the Summary Compensation Table are calculated and disclosed according to SEC reporting requirements. Salary and Bonus compensation amounts are reflective of the compensation earned during the fiscal year. Stock awards reflect awards with a grant date during the fiscal year.

Name and Principal Position	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
David N. Miller,	2015	$400,000	—	$1,070,000	$12,065	$1,482,065
President and Chief	2014	$87,500	$700,000	—	$5,797	$793,297
Executive Officer(1)
Christine Battist,	2015	$250,000	$225,000	$290,007	$16,658	$781,665
Chief Financial Officer	2014	$62,500	$225,000	$110,005	$4,195	$401,700
and Treasurer
Lawrence B. Shapiro,	2015	$250,000	$325,000	$435,003	$17,096	$1,027,099
Chief Operating Officer	2014	$62,500	$300,000	$149,998	$144	$512,642

(1)
Mr. Miller resigned as President and Chief Executive Officer effective January 19, 2016 and was not eligible for a cash bonus payment for 2015. Mr. Miller did not receive any additional compensation for his service as a director.

(2)	Amounts reported for 2014 reflect salary paid directly by us after September 30, 2014, the date of internalization of our management.

(3)	Amounts reported for 2014 include all bonuses earned in 2014, including prior to the internalization of our management, as such amounts were paid by us in 2015.

(4)
Amounts represent the aggregate grant date fair value of awards made each fiscal year, as computed in accordance with FASB ASC Topic 718. For additional information regarding the valuation assumptions, refer to Note 6 of our financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015. Fair value for restricted stock is calculated using the closing price of our common stock on the grant date. Fair value for the PSUs was estimated on the date of grant using a multifactor Monte Carlo simulation model, which estimated the value of each PSU granted in 2015 at $7.00 per unit based on the probable outcome of performance conditions. The maximum grant date fair value of the PSUs assuming that the highest level of performance conditions are achieved is as follows:

Name	2015
David N. Miller	$1,879,200
Christine Battist	$783,000
Lawrence B. Shapiro	$939,600

(5)	Amounts reported for 2015 include 401(k) match payments made in 2015 in the following amounts: Mr. Miller - $10,869; Ms. Battist - $15,462; and Mr. Shapiro - $15,900.

Outstanding Equity Awards at December 31, 2015
The following table shows all outstanding equity awards held by each of our named executive officers at December 31, 2015.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
David N. Miller	41,507	$650,000	30,865(4)	$483,345
Christine Battist	11,925	$186,746	12,860	$201,388
Lawrence B. Shapiro	20,614	$322,815	15,432	$241,665

(1)	This column reflects restricted stock awards that vest on an anniversary of the date of grant in accordance with the following schedule:

Name	Date of Grant	2016	2017
David N. Miller	2/12/2015	41,507
Christine Battist	2/12/2015	7,344
	2/13/2014	2,290	2,291
Lawrence B. Shapiro	2/12/2015	14,368
	2/13/2014	3,123	3,123

(2)
The market value of unvested shares of restricted stock and PSUs is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing price of our common stock on December 31, 2015, which was $15.66.

(3)
This column reflects outstanding and unearned PSUs that are scheduled to vest on February 12, 2018 and includes dividend equivalent right stock units credited since the grant date with respect to such awards. The number of PSUs shown in this column reflect an assumed TSR of 8%. Based on our achieved TSR through December 31, 2015, actual payout would have been zero if the performance period had ended as of that date.

(4)	Mr. Miller forfeited all such PSUs in connection with his departure from the Company in February 2016.

Potential Payments on Termination or Change of Control
The following table sets forth estimates of the potential benefits to our named executive officers in connection with their termination or a change of control assuming such event occurred on December 31, 2015. The actual payments due upon the occurrence of certain events could materially differ from the estimates provided in the table if such events occur on a different date.

					Change-in-Control
Name / Payment Type (1)	Voluntary Termination	Involuntary without Cause or Voluntary Good Reason Termination	Death	Disability	No Termination	Involuntary or Voluntary Good Reason Termination
David N. Miller
PSUs	—	—	—	—	—	$966,676
Restricted Stock	—	—	—	—	$650,000	$650,000
Total	—	—	—	—	$650,000	$1,616,676
Christine Battist
PSUs	—	—	—	—	—	$402,791
Restricted Stock	—	—	—	—	$186,746	$186,746
Total	—	—	—	—	$186,746	$589,536
Lawrence B. Shapiro
PSUs	—	—	—	—	—	$483,346
Restricted Stock	—	—	—	—	$322,815	$322,815
Total	—	—	—	—	$322,815	$806,161

(1)
On January 21, 2016 we entered into a Severance and Change in Control Agreement with each of Ms. Battist and Mr. Shapiro. The table below reflects the impact of such agreement as if it had been in place on or prior to December 31, 2015:

				Change-in-Control
Name / Payment Type	Involuntary without Cause or Voluntary Good Reason Termination	Death	Disability	No Termination	Involuntary or Voluntary Good Reason Termination
Christine Battist
Severance Agreement	$495,664	—	—	—	$495,664
PSUs	—	—	—	—	$402,791
Restricted Stock	$186,746	$186,746	$186,746	$186,746	$186,746
Total	$682,410	$186,746	$186,746	$186,746	$1,085,200
Lawrence B. Shapiro
Severance Agreement	$570,664	—	—	—	$570,664
PSUs	—	—	—	—	$483,346
Restricted Stock	$322,815	$322,815	$322,815	$322,815	$322,815
Total	$893,479	$322,815	$322,815	$322,815	$1,376,825

Severance and Change in Control Agreements
As noted above, we entered into a Severance and Change in Control Agreement with each of Ms. Battist and Mr. Shapiro on January 21, 2016. Pursuant to these agreements, each of Ms. Battist and Mr. Shapiro will receive severance benefits if such executive’s employment is involuntarily terminated by us without cause or if such executive terminates employment with us for good reason, in each case irrespective of whether such termination is in connection with a change of control, subject to such executive executing a release of claims. If such a termination occurs, we will provide to the executive the following severance benefits:

•	A lump sum payment equal to one times such executive’s annual base salary;

•
If the termination occurs on or after July 1 of any year, an annual bonus equivalent to the cash portion of the annual bonus for the prior year, pro-rated based on the number of days during the year that such executive was employed by us or one of our subsidiaries;

•	Reimbursement of a portion of COBRA premiums for 18 months after the date of termination, in an amount equal to the amount we would pay for a similarly situated active employee; and

•	Full vesting of restricted stock awards granted prior to the date of the agreement.

Silver Bay 2012 Equity Incentive Plan
As described in Proposal 2 above, in February 2016, our Board of Directors adopted, subject to stockholder approval, an amendment and restatement of the 2012 Plan.

For awards made after February 2016, the 2012 Plan and the restricted stock award agreements with our named executive officers provide for accelerated vesting of any unvested restricted stock awards in the event of termination of service without cause or due to death, disability or retirement or voluntary resignation with good reason.

Prior to the amendment of the 2012 Plan in February 2016 (and to the extent the amendment is not approved by our stockholders), under the 2012 Plan, the following will occur on a change of control:

•
For awards made prior to February 2016, all restrictions and conditions on each restricted stock award held by a named executive officer will lapse and all such grants will be deemed fully vested in the grantee;

•
For awards made after February 2016, all restrictions and conditions on any restricted stock award held by a named executive officer will lapse and all such grants will be deemed fully vested in the grantee only after a subsequent involuntary termination without cause or voluntary termination for good reason; and

•	If the change of control occurs, the PSUs will be converted to time-based restricted stock units that vest based on the original schedule as follows:

◦	Conversion –

▪	If the change of control occurs prior to the 18-month anniversary of the start of the performance period, the conversion will be based on the target award opportunity.

▪	If the change of control occurs after the 18-month anniversary, the conversion will be based on performance to date using actual results for completed quarters.

◦
Accelerated vesting – the converted awards will be accelerated if (a) the continuing entity fails to assume the awards, or (b) the participant is terminated without cause or terminates his or her service for good reason within the 24-month period following the change of control.

Under the 2012 Plan, a change of control is generally defined as the occurrence of any of the following events: (i) the acquisition of more than 50% of our voting shares by any person; (ii) the sale or disposition of all or substantially all of our assets; (iii) a merger, consolidation or statutory share exchange where our stockholders immediately prior to such event hold less than 50% of the voting power of the surviving or resulting entity; (iv) during any 12-calendar month period, our directors, including subsequent directors recommended or approved by our directors, at the beginning of such period cease for any reason other than due to death to constitute a majority of our Board of Directors; or (v) stockholder approval of our liquidation or dissolution.

The vesting provisions applicable under the 2012 Plan as amended in February 2016 are described above in Proposal 2.
CEO Departure
On January 18, 2016, Mr. Miller tendered his resignation as our President and Chief Executive Officer and member of our Board effective as of January 19, 2016. On January 20, 2016, Silver Bay Property Corp., one of our subsidiaries, entered into a Transition Services, Separation Agreement and Release with Mr. Miller (the “Separation Agreement”). Pursuant to the terms of the Separation

Agreement, Mr. Miller provided transition services to us through February 15, 2016 and released certain claims he may have had against us and other released parties (as such term is defined in the Separation Agreement). Pursuant to the Separation Agreement, we paid Mr. Miller (1) amounts earned as an employee through February 15, 2016, (2) an amount equal to $1.4 million, and (3) a portion of the premiums to continue Mr. Miller’s medical coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for 18 months, commencing in March 2016, in an amount equal to the amount we would pay for a similarly situated active employee. On February 15, 2016, the date Mr. Miller ceased providing services to us in accordance with the Separation Agreement, he forfeited all unvested PSUs, which then represented 61,729 units at “target” performance levels, and had no unvested restricted stock awards.
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Plan participants are able to defer eligible compensation subject to applicable annual Code limits. Each participant’s pre-tax contributions are allocated to his or her individual account and are then invested in selected investment alternatives according to the participant’s directions. We match contributions of plan participants on a dollar for dollar basis in an amount up to six percent of such participant’s gross income in the pay period. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
Our common stock is listed on the NYSE under the symbol “SBY.” The following table sets forth, as of March 10, 2016, certain information regarding the ownership of our common stock by:

•	each of our directors and director nominees;

•	each of our named executive officers;

•	each holder of 5% or more of our common stock; and

•	all of our currently-serving directors and executive officers as a group.

In accordance with SEC rules, each listed person’s beneficial ownership includes:

•	all shares the investor actually owns beneficially or of record;

•	all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

•	all shares the investor has the right to acquire within 60 days.

Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power. Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447.

Name	Number of Shares Beneficially Owned, Nature of Beneficial Ownership	Percentage of Common Stock Beneficially Owned (1)
Irvin R. Kessler(2)	2,307,518	6.4%
Thomas W. Brock(3)	18,539	*
Daryl J. Carter (3)	8,996	*
Tanuja M. Dehne(3)	13,288	*
Stephen G. Kasnet(3)	16,375	*
Thomas Siering	75,260	*
Ronald N. Weiser(3)	23,288	*
David N. Miller	26,058	*
Christine Battist(4)	27,918	*
Lawrence B. Shapiro(5)	67,174	*
All currently-serving directors and executive officers as a group (12 persons)	2,626,917	7.3%

The Vanguard Group (6) 100 Vanguard Blvd. Malvern, PA 19355	4,914,159	13.7%
BlackRock, Inc. (7). 55 East 52nd Street New York, NY 10022	4,049,805	11.3%
Renaissance Technologies Holdings Corp. (8) 800 Third Avenue New York, NY 10022	1,811,300	5.0%

* Represents less than 1% of the common stock outstanding.

(1)
Based on 35,973,403 shares of common stock outstanding as of March 10, 2016. Excludes 2,231,511 outstanding common units of the Operating Partnership. These common units are redeemable for cash or, at our election, a number of shares of common stock on a one-for-one basis.

(2)
Consists of 1,844,914 shares held by Provident Premier Master Fund Ltd. and 462,604 shares held by the Kessler Family Limited Partnership. Mr. Kessler is the sole owner, director and CEO of Deephaven, Inc., which is the investment manager of Provident Premier Master Fund Ltd., and Mr. Kessler is the general partner of the Kessler Family Limited Partnership. Mr. Kessler has sole voting and dispositive power over the shares held by Provident Premier Master Fund Ltd. and the Kessler Family Limited Partnership. Mr. Kessler disclaims beneficial ownership with respect to the shares held by Provident Premier Master Fund Ltd. and the Kessler Family Limited Partnership except to the extent of his pecuniary interest therein. Includes 1,844,914 shares held in a margin account. Excludes 743,837 common units of the Operating Partnership owned by Deephaven, Inc., an Illinois corporation controlled by Mr. Kessler.

(3)	Includes 3,222 shares of restricted stock granted on May 20, 2015 to each independent director. These shares will vest on May 19, 2016, subject to continued service to the Company.

(4)	Includes 11,157 shares of restricted stock that remain subject to vesting restrictions. Includes 3,239 shares held in a trust over which Ms. Battist shares voting and investment power.

(5)	Includes 22,398 shares of restricted stock that remain subject to vesting restrictions. Includes 42,776 shares held in a margin account.

(6)
Information based solely on a Schedule 13G (Amendment No. 3) filed with the SEC by The Vanguard Group (“Vanguard”) on February 11, 2016 and a Schedule 13G (Amendment No. 2) filed with the SEC by Vanguard Specialized Funds - Vanguard REIT Index Fund (the “Vanguard Funds”) on February 9, 2016. The Schedule 13G/A filed by Vanguard states that, as of December 31, 2015, the reporting person has sole voting power as to 100,759 shares, shared voting power as to 35,200 shares, sole power to dispose of 4,832,542 shares and shared power to dispose of 81,617 shares. The Schedule 13G/A filed by the Vanguard Funds states that, as of December 31, 2015, the reporting person has sole voting power as to 2,461,522 shares. Vanguard has previously confirmed to us that the 2,461,522 shares reported as beneficially owned by the Vanguard Funds as of December 31, 2015 are included in the 4,914,159 shares reported as beneficially owned by Vanguard.

(7)
Information based solely on a Schedule 13G (Amendment No. 3) filed with the SEC by BlackRock, Inc. on January 8, 2016, which states that, as of December 31, 2015, the reporting person has sole voting power as to 3,943,062 shares and sole power to dispose of 4,049,805 shares.

(8)
Information based solely on a Schedule 13G filed with the SEC by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation on February 12, 2016, which states that, as of December 31, 2015, the reporting persons have sole voting power as to 1,811,300 shares and sole power to dispose of 1,811,300 shares.

RELATED PARTY TRANSACTIONS
Related Person Transaction Policies
The Audit Committee has adopted and administers the Company’s written related person transaction policy. Under this policy, the Audit Committee must examine any transactions between the Company and a “related person”. With respect to the Audit Committee’s responsibilities, “related persons” are (i) directors, nominees for director and executive officers of the Company, (ii) beneficial owners of more than 5% of any class of the Company’s equity securities, (iii) immediate family members of the foregoing, and (iv) firms in which any of the foregoing are employed or have a greater than 5% beneficial interest. The thresholds for the application of this policy are transactions in which the amount exceeds $120,000, except for the following pre-approved transactions and arrangements that do not affect the determination of director independence:

•    executive officer or director compensation required to be disclosed under Item 402 of SEC Regulation S-K,

•    executive officer compensation approved by the Compensation Committee where the executive officer is not a family member of another executive officer or director and where such compensation would be disclosed under Item 402 of SEC Regulation S-K if such executive officer was a named executive officer,

•    transactions where all stockholders receive a proportional benefit, and

• certain regulated transactions.

Transactions with Related Persons
We are not currently, and were not during the year ended December 31, 2015, party to any transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of our common stock (“10% holders”), file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% holders are required by Item 405 of Regulation S-K to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations from reporting persons that all reportable transactions were reported, we believe that during the fiscal year ended December 31, 2015, all reports required to be filed pursuant to Section 16(a) by such executive officers, directors and 10% holders were timely filed with one exception, Mr. Kessler did not timely file a Form 4 or Form 5 reporting the sale of 297 shares owned by Walleye Trading LLC on June 23, 2015.
OTHER INFORMATION
Stockholder Proposals and Director Nominations for 2017 Annual Meeting
Our 2017 Annual Meeting of Stockholders is expected to be held in the third week of May 2017. If a stockholder intends to submit a proposal for inclusion in our proxy statement for our 2017 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, the stockholder proposal must be received by the Secretary of Silver Bay Realty Trust Corp., 3300 Fernbrook Lane North, Suite 210, Plymouth, MN 55447, on or before December 5, 2016. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy card relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Stockholders may (outside of Rule 14a-8) nominate candidates for election to the Board of Directors or propose business for consideration at our 2017 Annual Meeting of Stockholders under Maryland law and our Bylaws. Our Bylaws provide that, with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who was a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our Bylaws. Under our Bylaws, notice of such a nomination or proposal of other business must generally be provided to the Secretary not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. In addition, any such nomination or proposal must include the information required by our Bylaws. Accordingly, any stockholder who intends to submit such a nomination or such a proposal at our 2017 Annual Meeting of Stockholders must notify us in writing of such proposal by December 5, 2016, but in no event earlier than November 5, 2016.

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote on such matters in their discretion.
Directions to Annual Meeting
The 2016 Annual Meeting of Stockholders of Silver Bay Realty Trust Corp. will be held in The Consulate Room at The Ritz-Carlton, Buckhead, located at 3434 Peachtree Road, NE, Atlanta, GA 30326 on Tuesday, May 17, 2016, at 9:00 a.m. Eastern Time. If you need assistance with directions to the Annual Meeting, please contact our Investor Relations by email at investors@silverbaymgmt.com.

EXHIBIT A - Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan
SILVER BAY REALTY TRUST CORP.
RESTATED 2012 EQUITY INCENTIVE PLAN
1.    PURPOSE. The Plan is intended to provide incentives to key personnel, employees, officers, directors, advisors, consultants and others expected to provide significant services to the Company and its subsidiaries, including the personnel, employees, officers and directors of the other Participating Companies, to encourage a proprietary interest in the Company, to encourage such key personnel to remain in the service of the Company and the other Participating Companies, to attract new personnel with outstanding qualifications, and to afford additional incentive to others to increase their efforts in providing significant services to the Company and the other Participating Companies. In furtherance thereof, the Plan permits awards of equity‑based incentives to key personnel, employees, officers and directors of, and certain other providers of services to, the Company or any other Participating Company.
2.    DEFINITIONS. As used in this Plan, the following definitions apply:
“Act” shall mean the Securities Act of 1933, as amended.
“Agreement” shall mean a written or electronic agreement entered into between the Company and a Grantee pursuant to the Plan.
“Board” shall mean the Board of Directors of the Company.
“Cause” shall mean, unless otherwise provided in the Grantee’s Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company, the Subsidiaries, or any of their respective affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company, the Subsidiaries, or any of their respective affiliates, (iv) fraud, misappropriation, embezzlement or material or repeated insubordination, (v) a material breach of or engagement (including failure to engage) in conduct defined as "cause" or a term of similar import under the Grantee’s employment agreement (if any) with the Company, the Subsidiaries, or any of their respective affiliates (other than a termination of employment by the Grantee), or (vi) any illegal act detrimental to the Company, the Subsidiaries, or any of their respective affiliates, all as determined by the Committee.
“Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” shall mean the Compensation Committee of the Company as appointed by the Board in accordance with Section 4 of the Plan; provided, however, that the Committee shall at all times consist solely of persons who, at the time of their appointment, each qualify as a “Non‑Employee Director” under Rule 16b‑3(b)(3)(i) promulgated under the Exchange Act and, to the extent that relief from the limitation of Section 162(m) of the Code is sought, as an “Outside Director” under Section 1.162 27(e)(3)(i) of the Treasury Regulations.
“Common Stock” shall mean the Company’s common stock, par value $0.01 per share, either currently existing or authorized hereafter.
“Company” shall mean Silver Bay Realty Trust Corp., a Maryland corporation.
“DER” shall mean a right awarded under Section 12 of the Plan to receive (or have credited) the equivalent value (in cash or Shares) of dividends paid on Common Stock.

“Disability” shall mean, unless otherwise provided by the Committee in the Grantee’s Agreement, the occurrence of an event which would entitle the Grantee to the payment of disability income under an approved long‑term disability income plan of a Participating Company or a long‑term disability as determined by the Committee in its absolute discretion pursuant to any other standard as may be adopted by the Committee. Notwithstanding the foregoing, no circumstances or condition shall constitute a Disability to the extent that, if it were, a 20% tax would be imposed under Section 409A of the Code; provided that, in such a case, the event or condition shall continue to constitute a Disability to the maximum extent possible (e.g., if applicable, in respect of vesting without an acceleration of distribution) without causing the imposition of such 20% tax.
“Eligible Persons” shall mean officers, directors, advisors, personnel, consultants and employees of the Participating Companies and other persons expected to provide significant services (of a type expressly approved by the Committee as covered services for these purposes) to one or more of the Participating Companies.
“Employee” shall mean an individual, including an officer of a Participating Company, who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Participating Company.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exercise Price” shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.
“Fair Market Value” shall mean the value of one share of Common Stock, determined as follows:
(i)    If the Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the last preceding date on which there was a sale of Shares on such exchange, as determined by the Committee.
(ii)    If the Shares are not then listed on a national stock exchange but are then traded on an over‑the‑counter market, the average of the closing bid and asked prices for the Shares in such over‑the‑counter market for the last preceding date on which there was a sale of such Shares in such market, as determined by the Committee.
(iii)    If neither (i) nor (ii) applies, such value as the Committee in its discretion may in good faith determine. Notwithstanding the foregoing, where the Shares are listed or traded, the Committee may make discretionary determinations in good faith where the Shares have not been traded for 10 trading days.
Notwithstanding the foregoing, with respect to any “stock right” within the meaning of Section 409A of the Code, Fair Market Value shall not be less than the “fair market value” of the Shares determined in accordance with Treasury Regulation 1.409A-1(b)(iv).
“Good Reason” shall mean any material diminution of the Grantee’s position, authority, duties or responsibilities (including the assignment of duties materially inconsistent with the Grantee’s position), a material reduction in salary or in the Grantee’s aggregate bonus and incentive opportunities, or relocation Grantee’s principal work site by more than 30 miles.
“Grant” shall mean the issuance of an Incentive Stock Option, Non‑qualified Stock Option, Restricted Stock, Restricted Stock Units, Phantom Share, DER, or other equity‑based grant as contemplated herein or any combination thereof as applicable to an Eligible Person. The Committee will determine the eligibility of personnel, employees, officers, directors and others expected to provide significant services to the Participating Companies based on, among other factors, the position and responsibilities of such individuals, the nature and value to the Participating Company of such individuals’ accomplishments and potential contribution to the success of the Participating Company whether directly or through its subsidiaries.
“Grantee” shall mean an Eligible Person to whom Options, Restricted Stock, Restricted Stock Units, Phantom Shares, DERs or other equity-based awards are granted hereunder.
“Incentive Stock Option” shall mean an Option of the type described in Section 422(b) of the Code issued to an Employee of (i) the Company, or (ii) a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code.
“Non‑qualified Stock Option” shall mean an Option not described in Section 422(b) of the Code.
“Option” shall mean any option, whether an Incentive Stock Option or a Non‑qualified Stock Option, to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Agreement, a number of Shares determined by the Committee.
“Optionee” shall mean any Eligible Person to whom an Option is granted, or the Successors of the Optionee, as the context so requires.
“Participating Companies” shall mean the Company, the Subsidiaries, and any of their respective affiliates, including any of the Company’s joint venture affiliates, which with the consent of the Board participates in the Plan.
“Phantom Share” shall mean a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.
“Phantom Share Value,” per Phantom Share, shall mean the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.
“Plan” shall mean the Company’s Restated 2012 Equity Incentive Plan, as set forth herein, and as the same may from time to time be amended.
“Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.
“Restricted Stock” shall mean an award of Shares that are subject to restrictions hereunder.
“Restricted Stock Unit” shall mean a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 10. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
“Retirement” shall mean, unless otherwise provided by the Committee in the Grantee’s Agreement, the Termination of Service (other than for Cause) of a Grantee:
(i)    on or after the Grantee’s attainment of age 65;
(ii)    on or after the Grantee’s attainment of age 55 with five consecutive years of service with the Participating Companies; or

(iii)    as determined by the Committee in its absolute discretion pursuant to such other standard as may be adopted by the Committee.
“Shares” shall mean shares of Common Stock of the Company, adjusted in accordance with Section 16 of the Plan (if applicable).
“Subsidiary” shall mean any corporation, partnership, limited liability company or other entity at least 50% of the economic interest in the equity of which is owned, directly or indirectly, by the Company or by another subsidiary.
“Substitute Award” means a Grant made upon the assumption of, or in substitution or exchange for, outstanding awards granted by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
“Successors of the Optionee” shall mean the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.
“Termination of Service” shall mean the time when the employee‑employer relationship or directorship, or other service relationship (sufficient to constitute service as an Eligible Person), between the Grantee and the Participating Companies is terminated for any reason, with or without Cause, including, but not limited to, any termination by resignation, discharge, death or Retirement; provided, however, Termination of Service shall not include a termination where there is a simultaneous continuation of service of the Grantee (sufficient to constitute service as an Eligible Person) for a Participating Company. The Committee, in its absolute discretion, shall determine the effects of all matters and questions relating to Termination of Service, including, but not limited to, the question of whether any Termination of Service was for Cause and all questions of whether particular leaves of absence constitute Terminations of Service. For this purpose, the service relationship shall be treated as continuing intact while the Grantee is on military leave, sick leave or other bona fide leave of absence (to be determined in the discretion of the Committee). Notwithstanding the foregoing, with respect to any Grant that is subject to Section 409A of the Code, Termination of Service shall be interpreted as "separation from service" within the meaning of Section 409A of the Code and Treasury Regulation 1.409A-1(h).

3.	EFFECTIVE DATE. The Plan was originally adopted as the Silver Bay Realty Trust Corp. 2012 Equity
Incentive Plan, with an original effective date of December 4, 2012. The Plan as restated herein, including the increase in the number of Shares available for issuance, was approved by the Board on February 9, 2016, subject to approval of the stockholders at their next annual meeting. If this Plan as restated is not approved by the stockholders in accordance with Maryland law at the next annual meeting, the Plan as restated shall be void, but the Plan as in existence before its restatement shall remain in effect. The Plan shall remain available for the grant of awards until all Shares available for grant have been awarded and all awards have been settled. Notwithstanding the foregoing, the Plan may be terminated at such earlier time as the Board may determine. Termination of the Plan will not affect the rights and obligations of the Grantees and the Company arising under Grants theretofore made and then in effect.

4.	ADMINISTRATION.
(a)     Membership on Committee. The Plan shall be administered by the Committee appointed by the Board. If no Committee is designated by the Board to act for those purposes, the full Board shall have the rights and responsibilities of the Committee hereunder and under the Agreements. The Committee or the Board may delegate certain responsibilities under the Plan, including the authority to make Grants under the Plan other than to executive officers and members of the Board of Directors of the Company to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any such committee to which such authority has been delegated, provided, however, that committee or committees to which authority is delegated under this provision need not consist solely of persons who, at the time of their appointment, each qualified as a “Non-Employee Director” under Rule 16b 3(b)(3)(i) promulgated under the Exchange Act.
(b)    Committee Meetings. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member.
(c)    Grant of Awards.
(i)    The Committee shall from time to time at its discretion select the Eligible Persons who are to be issued Grants and determine the number and type of Grants to be issued under any Agreement to an Eligible Person. In particular, the Committee shall (A) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Grants awarded hereunder (including, but not limited to the performance goals and periods applicable to the award of Grants); (B) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (C) determine or impose other conditions to the Grant or exercise of Options under the Plan as it may deem appropriate; and (D) determine the circumstances under which reimbursement to the Company (claw back) or any Participating Company of any payment of cash or Shares under a Grant may be required. The Committee may establish such rules, regulations and procedures for the administration of the Plan as it deems appropriate (including, without limitation, establishing rules, regulations and procedures or creation of a sub-plan for the purpose of satisfying applicable foreign laws, for qualifying for favorable tax treatment under applicable foreign laws or facilitating compliances with foreign laws), determine the extent, if any, to which Options, Phantom Shares, Shares (whether or not Shares of Restricted Stock), Restricted Stock Units, DERs or other equity-based awards shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder), and take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. The Committee shall also cause each Option to be designated as an Incentive Stock Option or a Non‑qualified Stock Option, except that no Incentive Stock Options may be granted to an Eligible Person who is not an Employee of the Company or a “subsidiary corporation” or a “parent corporation” as defined in Section 424(f) of the Code. The Grantee shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry or effect one or more of the obligations or restrictions imposed on the Grantee pursuant to the provisions of the Plan and the Agreement. DERs will be exercisable separately or together with Options, and paid in cash or other consideration at such times and in accordance with such rules, as the Committee shall determine in its discretion. Unless expressly provided hereunder, the Committee, with respect to any Grant, may exercise its discretion hereunder at the time of the award or thereafter. The Committee shall have the right and responsibility to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any Grant thereunder, including, without limitation, in the event of a dispute, shall be final and binding on all Grantees and other persons to the maximum extent permitted by law. Without limiting the generality of

Section 24, no member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant hereunder.
(ii)    Notwithstanding clause (i) of this Section 4(c), any award under the Plan to an Eligible Person who is a member of the Committee shall be made by the full Board, but for these purposes the directors of the Corporation who are on the Committee shall be required to be recused in respect of such awards and shall not be permitted to vote.
(d)    Awards.
(i)    Agreements. Grants to Eligible Persons shall be evidenced by written Agreements in such form as the Committee shall from time to time determine. Such Agreements shall comply with and be subject to the terms and conditions set forth below.
(ii)    Number of Shares. Each Grant issued to an Eligible Person shall state the number of Shares to which it pertains or which otherwise underlie the Grant and shall provide for the adjustment thereof in accordance with the provisions of Section 16 hereof.
(iii)    Grants. Subject to the terms and conditions of the Plan and consistent with the Company’s intention for the Committee to exercise the greatest permissible flexibility under Rule 16b‑3 under the Exchange Act in awarding Grants, the Committee shall have the power:
(1)    to determine from time to time the Grants to be issued to Eligible Persons under the Plan and to prescribe the terms and provisions (which need not be identical) of Grants issued under the Plan to such persons;
(2)    to construe and interpret the Plan and the Grants thereunder and to establish, amend and revoke the rules, regulations and procedures established for the administration of the Plan. In this connection, the Committee may correct any defect or supply any omission, or reconcile any inconsistency in the Plan, in any Agreement, or in any related agreements, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Participating Companies and the Grantees;
(3)    to amend any outstanding Grant, subject to Section 19, and to accelerate or extend the vesting or exercisability of any Grant (in compliance with Section 409A of the Code, as applicable) and to waive conditions or restrictions on any Grants, to the extent it shall deem appropriate; and
(4)    generally to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company with respect to the Plan.

5.	PARTICIPATION.
(a)    Eligibility. Only Eligible Persons shall be eligible to receive Grants under the Plan.
(b)    Limitation of Ownership. No Grants shall be issued under the Plan to any person who after such Grant would beneficially own more than 9.8% by value or number of shares, whichever is more restrictive, of the outstanding shares of Common Stock of the Company, or 9.8% by value or number of shares, whichever is more restrictive, of the outstanding capital stock of the Company, unless the foregoing restriction is expressly and specifically waived by action of the independent directors of the Board.
(c)    Stock Ownership. For purposes of Section 5(b) above, in determining stock ownership a Grantee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which any person holds an Option shall be considered to be owned by such person.
(d)    Outstanding Stock. For purposes of Section 5(b) above, “outstanding shares” shall include all stock actually issued and outstanding immediately after the issue of the Grant to the Grantee. With respect to the stock ownership of any Grantee, “outstanding shares” shall include shares authorized for issue under outstanding Options and/or Restricted Stock Units held by such Grantee, but not Options or Restricted Stock Units held by any other person.

6.	STOCK.
(a)    Maximum Shares Available. Subject to adjustments pursuant to Section 16, Grants with respect to an aggregate of no more than 2,421,053 Shares may be granted under the Plan (all of which may be issued as Options, including as Incentive Stock Options). In determining the number of Shares to be counted against this share reserve in connection with any Award, the following rules shall apply:
(i)    Shares subject to any Grants shall be counted against the share reserve as one Share for every one Share granted.
(ii)    Where the number of Shares subject to a Grant is variable on the Grant Date, the number of Shares to be counted against the share reserve prior to the settlement of the Grant shall be the maximum number of Shares that could be received under that particular Grant.
(iii)    Substitute Awards shall not be counted against the share reserve, nor shall they reduce the Shares authorized for grant to a Grantee in any thirty-six month period.
(b)    Subject to adjustments pursuant to Section 16, in the case of Grants intended to qualify for relief from the limitations of Section 162(m) of the Code, (i) the maximum number of Shares with respect to which any Options may be granted in any three year period to any Grantee shall not exceed 500,000, and (ii) the maximum number of Shares that may underlie Grants, other than Grants of Options, in any three year period to any Grantee shall not exceed 500,000.
(c)    Effect of Forfeitures and Other Actions. Notwithstanding Section 6(a), the following Shares shall become available for Grants under this Plan and the total number of Shares available for grant under Section 6(a) shall be correspondingly increased: (i) Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Restricted Stock Units or Phantom Shares but are later forfeited or for any other reason are not payable under the Plan; (ii) Shares as to which an Option is granted under the Plan that remains unexercised at the expiration, forfeiture or other termination of such Option; and (iii) Shares subject to awards that are settled in cash. The following Shares shall not, however, again become available for Grants or increase the number of Shares available for grant under Section 6(a): (i) Shares tendered by the Grantee or withheld by the Company in payment of the purchase price of an option issued under this Plan; (ii) Shares tendered by the Grantee or withheld by the Company to satisfy any tax withholding obligation with respect to a Grant; (iii) Shares repurchased by the Company with proceeds received from the exercise of an option issued under this Plan; and (iv) Shares not issued to a Grantee on settlement under Section 7(i).
(d)    Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Grants under the Plan and shall not reduce the Shares authorized for grant under the Plan. Grants using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or a member of the Board prior to such acquisition or combination.
(e)    Limit on Awards to Independent Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the grant date in accordance with applicable financial accounting rules) of all Grants made to any single independent director during any single fiscal year shall not exceed $150,000.
(f)    Other Matters. Shares of Common Stock issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or previously issued Shares under the Plan. The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Agreement, or as the Committee may otherwise deem appropriate.

7.	TERMS AND CONDITIONS OF OPTIONS.
(a)    Each Agreement with an Eligible Person shall state the Exercise Price. The Exercise Price for any Option shall not be less than the Fair Market Value on the date of Grant, except in the case of Substitute Awards.
(b)    Medium and Time of Payment. Except as may otherwise be provided below, the Purchase Price for each Option granted to an Eligible Person shall be payable in full in United States dollars upon the exercise of the Option. In the event the Company determines that it is required to withhold taxes as a result of the exercise of an Option, as a condition to the exercise thereof, an Employee may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements in accordance with Section 21. If the applicable Agreement so provides, or the Committee otherwise so permits, the Purchase Price may be paid in one or a combination of the following:
(i)    by a certified or bank cashier’s check;
(ii)    by the surrender of shares of Common Stock in good form for transfer, owned by the person exercising the Option and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the Fair Market Value of the shares of Common Stock so surrendered equals the Purchase Price;
(iii)    by cancellation of indebtedness owed by the Company to the Grantee;

(iv)    subject to Section 18(e), by a loan or extension of credit from the Company evidenced by a full recourse promissory note executed by the Grantee. The interest rate and other terms and conditions of such note shall be determined by the Committee (in which case the Committee may require that the Grantee pledge his or her Shares to the Company for the purpose of securing the payment of such note, and in no event shall the stock certificate(s) representing such Shares be released to the Grantee until such note shall have been paid in full); or
(v)    by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.
Except in the case of Options exercised by certified or bank cashier’s check, the Committee may impose such limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option. Any fractional shares of Common Stock resulting from a Grantee’s election that are accepted by the Company shall in the discretion of the Committee be paid in cash.
(c)    Term and Nontransferability of Grants and Options. Each Option under this Section 7 shall state the time or times which all or part thereof becomes exercisable, subject to the following restrictions:
(i)    No Option shall be exercisable except by the Grantee or a transferee permitted hereunder.
(ii)    No Option shall be exercisable more than ten (10) years after the grant thereof.
(iii)    No Option shall be granted in consideration for and shall not be conditioned upon delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.
(iv)    No Option shall be assignable or transferable, except by will or the laws of descent and distribution of the state wherein the Grantee is domiciled at the time of his or her death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code and (iii) is otherwise appropriate and desirable. Such transfers must be made without consideration and only to family members (or pursuant to a qualified domestic relations order in the event of divorce of an Optionee) or to trusts or other entities for the benefit of family members. The Committee may also allow transfers to nonprofit organizations exempt from tax under Section 501(c)(3) of the Code.
(v)    No Option shall be exercisable until such time as set forth in the applicable Agreement (but in no event after the expiration of such Grant).
(d)    Termination of Service, Other Than by Death, Retirement or Disability. Unless otherwise provided in the applicable Agreement, upon any Termination of Service for any reason other than his or her death, Retirement or Disability, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise his or her Option at any time within three months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised; provided, however, that, unless otherwise provided in the applicable Agreement, if there occurs a Termination of Service by a Participating Company for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), any Option not exercised in full prior to such termination shall be canceled.
(e)    Death of Optionee. Unless otherwise provided in the applicable Agreement, if the Optionee of an Option dies while an Eligible Person or within three months after any Termination of Service other than for Cause or a Termination of Service by the Optionee (other than on account of death, Retirement or Disability), and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of Section 4(c) above, at any time within 12 months after the Optionee’s death, by the Successor of the Optionee, but only to the extent that, at the date of death, the Optionee’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the Agreement and had not previously been exercised.
(f)    Disability or Retirement of Optionee. Unless otherwise provided in the Agreement, upon any Termination of Service for reason of his or her Disability or Retirement, an Optionee shall have the right, subject to the restrictions of Section 4(c) above, to exercise the Option at any time within 12 months after Termination of Service, but only to the extent that, at the date of Termination of Service, the Optionee’s right to exercise such Option had accrued pursuant to the terms of the applicable Agreement and had not previously been exercised.
(g)    Rights as a Stockholder. An Optionee, a Successor of the Optionee, or the holder of a DER shall have no rights as a stockholder with respect to any Shares covered by his or her Grant until, in the case of an Optionee or a Successor of an Optionee, the date of the issuance of a stock certificate or an appropriate book entry for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 16.
(h)    Modification and Extension of Option. Within the limitations of the Plan, and only with respect to Options granted to Eligible Persons, the Committee may modify or extend outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution therefor. Except as provided in Section 16(a), no Option granted under the Plan may be amended to decrease the exercise price thereof, be cancelled in exchange for the grant of any new Option with a lower exercise price or any new grant of Restricted Stock, be repurchased by the Company or any Subsidiary, or otherwise be subject to any action that would be treated under accounting rules or otherwise as a “repricing” of such Option (including a cash buyout or voluntary surrender/subsequent regrant of an underwater Option), unless such action is first approved by the Company’s stockholders. The Committee may modify or extend any Option granted to any Eligible Person, unless such modification, extension or renewal would not satisfy any applicable requirements of Rule 16b‑3 under the Exchange Act. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.
(i)    Alternative Settlement Options. The Committee, in its discretion, may (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) also permit the Optionee to elect to exercise an Option by receiving Shares, cash or a combination thereof, in the discretion of the Committee, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Purchase Price, as determined as of the day the Option is exercised.
(j)    Deferral. The Committee may establish a program (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) under which Optionees will have Phantom Shares subject to Section 11 credited upon their exercise of Options, rather than receiving Shares at that time.
(k)    Other Provisions. The Agreement authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option) as the Committee shall deem advisable.

8.	SPECIAL RULES FOR INCENTIVE STOCK OPTIONS.
(a)    In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the Grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any Optionee for the first time during any calendar year (under the Plan and all other plans) required to be taken into account under Section 422(d) of the Code shall not exceed $100,000.
(b)    In the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners), the Exercise Price with respect to an Incentive Stock Option shall not be less than 110% of the Fair Market Value of a Share on the day the Option is granted and the term of an Incentive Stock Option shall be no more than five years from the date of grant.
(c)    If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company thereupon has a tax‑withholding obligation, shall pay to the Company an amount equal to any withholding tax the Company is required to pay as a result of the disqualifying disposition.

9.	PROVISIONS APPLICABLE TO RESTRICTED STOCK.
(a)    Vesting Periods. In connection with the grant of Restricted Stock, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 9, the applicable Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.
(b)    Grant of Restricted Stock. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Agreement: (i) authorize the granting of Restricted Stock to Eligible Persons; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions to the grant of Restricted Stock under the Plan as it may deem appropriate.

(c)    Certificates.
(i)    Each Grantee of Restricted Stock shall be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan or an appropriate book entry with respect to such Shares shall be made in the name of the Grantee. Without limiting the generality of Section 6, in addition to any legend that might otherwise be required by the Board or the Company’s charter, bylaws or other applicable documents, the certificates for Shares of Restricted Stock issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the applicable Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Grant, substantially in the following form:
THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SILVER BAY REALTY TRUST CORP. RESTATED 2012 EQUITY INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND SILVER BAY REALTY TRUST CORP. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF SILVER BAY REALTY TRUST CORP. AT 3300 FERNBROOK LANE NORTH, SUITE 210, PLYMOUTH, MN 55447.
(ii)    The Committee shall require that the stock certificates evidencing such Shares, if any are issued, be held in custody by the Company until the restrictions hereunder shall have lapsed and that, as a condition of any grant of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the stock covered by such Grant. If and when such restrictions so lapse, the stock certificates, if any, shall be delivered by the Company to the Grantee or his or her designee as provided in Section 9(d).
(d)    Restrictions and Conditions. Unless otherwise provided by the Committee in an Agreement, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:
(i)    Subject to the provisions of the Plan and the applicable Agreement, during a period commencing with the date of such Grant and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the applicable Agreement and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.
(ii)    Except as provided in the foregoing clause (i) or in Section 16, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares; provided, however, that cash dividends on such Shares shall, unless otherwise provided by the Committee in the applicable Agreement, be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee as soon as practicable after such period lapses (if not forfeited). Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee

(or where permitted, transferee) promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.
(iii)    Termination of Service, Except by Death, Retirement or Disability. Unless otherwise provided in the applicable Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for Cause or by the Grantee for any reason other than his or her death, Retirement or Disability, during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 9(b), and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.
(iv)    Death, Disability or Retirement of Grantee. Unless otherwise provided in the applicable Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

10.	PROVISIONS APPLICABLE TO RESTRICTED STOCK UNITS.
(a)    Grant of Restricted Stock Units. Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Agreement: (i) authorize the granting of Restricted Stock Units to Eligible Persons; and (ii)  determine or impose other conditions to the grant of Restricted Stock Units under the Plan as it may deem appropriate
(b)    Vesting.
(i)    In connection with the grant of Restricted Stock Units, whether or not Performance Goals apply thereto, the Committee shall establish one or more vesting periods with respect to the Restricted Stock Units, the length of which shall be determined in the discretion of the Committee.
(ii)    Subject to the provisions of this Section 10, the applicable Agreement and the other provisions of the Plan, Restricted Stock Units shall vest as provided in the applicable Agreement.
(iii)    Unless otherwise determined by the Committee in an applicable Agreement, the Restricted Stock Units granted pursuant to the Plan shall be subject to the following vesting conditions:
(1)    Termination of Service for Cause. Unless otherwise provided in the applicable Agreement and subject to clause (2) below, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Restricted Stock Units shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Restricted Stock Units.
(2)    Termination of Service for Death, Disability or Retirement of Grantee or by the Company for Any Reason Other than Cause. Unless otherwise provided in the applicable Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, all outstanding Restricted Stock Units granted to such Grantee shall become immediately vested.
(3)    Except as contemplated above, in the event that a Grantee has a Termination of Service, any and all of the Grantee’s Restricted Stock Units which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and the Grantee’s vested Restricted Stock Units shall be settled as set forth in Section 10(d).
(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Grantee will be entitled to receive a payout as determined by the Committee. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Committee, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made upon the date(s) determined by the Committee and set forth in the applicable Agreement. The Committee, in its sole discretion, may only settled earned Restricted Stock Units in cash, Shares or a combination of both.
(e)    Cancellation. On the date set forth in the applicable Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
(f)    Other Restricted Stock Unit Provisions.
(i)    The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which settlement of Restricted Stock Units may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 10.
(ii)    Rights to payments with respect to Restricted Stock Units granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

11.	PROVISIONS APPLICABLE TO PHANTOM SHARES.
(a)    Grant of Phantom Shares. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Agreement: (i) authorize the Granting of Phantom Shares to Eligible Persons and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.
(b)    Term. The Committee may provide in an Agreement that any particular Phantom Share shall expire at the end of a specified term.
(c)    Vesting.
(i)    Subject to the provisions of the applicable Agreement and Section 11(c)(ii), Phantom Shares shall vest as provided in the applicable Agreement.

(ii)    Unless otherwise determined by the Committee in an applicable Agreement, the Phantom Shares granted pursuant to the Plan shall be subject to the following vesting conditions:
(1)    Termination of Service for Cause. Unless otherwise provided in the applicable Agreement and subject to clause (2) below, if the Grantee has a Termination of Service for Cause, all of the Grantee’s Phantom Shares (whether or not such Phantom Shares are otherwise vested) shall thereupon, and with no further action, be forfeited by the Grantee and cease to be outstanding, and no payments shall be made with respect to such forfeited Phantom Shares.
(2)    Termination of Service for Death, Disability or Retirement of Grantee or by the Company for Any Reason Other than Cause. Unless otherwise provided in the applicable Agreement, in the event the Grantee has a Termination of Service on account of his or her death, Disability or Retirement, or the Grantee has a Termination of Service by the Company for any reason other than Cause, all outstanding Phantom Shares granted to such Grantee shall become immediately vested.
(3)    Except as contemplated above, in the event that a Grantee has a Termination of Service, any and all of the Grantee’s Phantom Shares which have not vested prior to or as of such termination shall thereupon, and with no further action, be forfeited and cease to be outstanding, and the Grantee’s vested Phantom Shares shall be settled as set forth in Section 11(d).
(d)    Settlement of Phantom Shares.
(i)    Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share (if the Phantom Share Value of the Phantom Share is not calculated with a reduction for a base value at the time of the Grant); provided, however, that, the Committee at the time of grant (or, in the appropriate case, as determined by the Committee, thereafter) may provide that a Phantom Share may be settled (A) in cash at the applicable Phantom Share Value, (B) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (C) in cash or by transfer of Shares as elected by the Company.
(ii)    Each Phantom Share shall be settled with a single‑sum payment by the Company; provided, however, that, with respect to Phantom Shares of a Grantee which have a common Settlement Date (as defined below), the Committee may permit the Grantee to elect in accordance with procedures established by the Committee (taking into account, without limitation, Section 409A of the Code, as the Committee may deem appropriate) to receive installment payments over a period not to exceed 10 years. If the Grantee’s Phantom Shares are paid out in installment payments, such installment payments shall be treated as a series of separate payments for purposes of Section 409A of the Code.

(iii)
(1)    The settlement date with respect to a Grantee is the first day of the month to follow the Grantee’s Termination of Service (“Settlement Date”); provided, however, that a Grantee may elect, in accordance with procedures to be adopted by the Committee, that such Settlement Date will be deferred as elected by the Grantee to a time permitted by the Committee under procedures to be established by the Committee. Notwithstanding the prior sentence, all initial elections to defer the Settlement Date shall be made in accordance with the requirements of Section 409A of the Code. In addition, unless otherwise determined by the Committee, any subsequent elections under this Section 11(d)(iii)(1). must, except as may otherwise be permitted under the rules applicable under Section 409A of the Code, (A) not be effective for at least one year after they are made, or, in the case of payments to commence at a specific time, be made at least one year before the first scheduled payment and (B) defer the commencement of distributions (and each affected distribution) for at least five years.
(2)    Notwithstanding Section 11(d)(iii)(1), the Committee may provide (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate) that distributions of Phantom Shares can be elected at any time in those cases in which the Phantom Share Value is determined by reference to Fair Market Value to the extent in excess of a base value, rather than by reference to unreduced Fair Market Value.
(3)    Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 11(d)(iii), is the date of the Grantee’s death.
(iv)    Notwithstanding any other provision of the Plan, a Grantee may receive any amounts to be paid in installments as provided in Section 11(d)(ii) or deferred by the Grantee as provided in Section 11(d)(iii) in the event of an “Unforeseeable Emergency.” For these purposes, an “Unforeseeable Emergency,” as determined by the Committee in its sole discretion, is a severe financial hardship to the Grantee resulting from a sudden and unexpected illness or accident of the Grantee or “dependent,” as defined in Section 152 of the Code without regard to Section 152(b)(1), (b)(2) and (d)(10(B), of the Grantee, loss of the Grantee’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Grantee. The circumstances that will constitute an Unforeseeable Emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved:
(1)    through reimbursement or compensation by insurance or otherwise;
(2)    by liquidation of the Grantee’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship; or
(3)    by future cessation of the making of additional deferrals under Sections 11(d)(ii) and 11(d)(iii).
Without limitation, the need to send a Grantee’s child to college or the desire to purchase a home shall not constitute an Unforeseeable Emergency. Distributions of amounts because of an Unforeseeable Emergency shall be permitted to the extent reasonably needed to satisfy the emergency need.
(e)    Other Phantom Share Provisions.
(i)    Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to payments or other benefits payable hereunder, shall be void.

(ii)    A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee’s death, payments hereunder shall be made to the Grantee’s estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 11(d)(iii) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee’s beneficiary or estate, as applicable.
(iii)    The Committee may establish a program (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) under which distributions with respect to Phantom Shares may be deferred for periods in addition to those otherwise contemplated by the foregoing provisions of this Section 11. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
(iv)    Notwithstanding any other provision of this Section 11, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.
(v)    No Phantom Share shall give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 12, no provision of the Plan shall be interpreted to confer upon any Grantee of a Phantom Share any voting, dividend or derivative or other similar rights with respect to any Phantom Share.
12.    PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.
(a)    Grant of DERs. Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Agreements, authorize the granting of DERs to Eligible Persons based on the dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date a Grant is issued, and the date such Grant is exercised, vests or expires, as determined by the Committee. Such DERs shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to DERs granted with respect to Options intended to be qualified performance‑based compensation for purposes of Section 162(m) of the Code, such DERs shall be payable during the time that the Option is outstanding regardless of whether such Option is exercised, but shall no longer be payable after the Option is exercised, forfeited, or expires. If a DER is granted in respect of another Grant hereunder, then, unless otherwise stated in the Agreement, or, in the appropriate case, as determined by the Committee, in no event shall the DER be in effect for a period beyond the time during which the applicable related portion of the underlying Grant has been exercised or otherwise settled, or has expired, been forfeited or otherwise lapsed, as applicable.
(b)    Certain Terms.
(i)    The term of a DER shall be set by the Committee in its discretion.

(ii)    Payment of the amount determined in accordance with Section 12(a) shall be in cash, in Common Stock or a combination of the both, as determined by the Committee at the time of grant.
(c)    Other Types of DERs. The Committee may establish a program under which DERs of a type whether or not described in the foregoing provisions of this Section 12 may be granted to Eligible Persons. For example, without limitation, the Committee may grant a DER in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 12(d)) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.
(d)    Deferral.
(i)    The Committee may (taking into account, without limitation, the possible application of Section 409A of the Code, as the Committee may deem appropriate) establish a program under which Grantees (i) will have Phantom Shares credited, subject to the terms of Sections 11(d) and 11(e) as though directly applicable with respect thereto, upon the granting of DERs, or (ii) will have payments with respect to DERs deferred.
(ii)    The Committee may establish a program under which distributions with respect to DERs may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Grantees may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.
13.    OTHER EQUITY‑BASED AWARDS. The Board shall have the right to issue other Grants based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions and the grant of securities convertible into Common Stock.
14.    PERFORMANCE GOALS. The Committee, in its discretion, shall in the case of Grants (including, in particular, Grants other than Options) intended to qualify for an exception from the limitation imposed by Section 162(m) of the Code (“Performance‑Based Grants”) (i) establish one or more performance goals (“Performance Goals”) as a precondition to the issue of Grants, and (ii) provide, in connection with the establishment of the Performance Goals, for predetermined Grants to those Grantees (who continue to meet all applicable eligibility requirements) with respect to whom the applicable Performance Goals are satisfied. The Performance Goals shall be based upon the criteria set forth in Exhibit A hereto which is hereby incorporated herein by reference as though set forth in full, and which may be updated and amended from time to time, as appropriate, in the discretion of the Committee. The Performance Goals shall be established in a timely fashion such that they are considered preestablished for purposes of the rules governing performance‑based compensation under Section 162(m) of the Code. Prior to the award of Restricted Stock, Restricted Stock Units or other equity-based awards under a Grant with Performance Goals, the Committee shall have certified that any applicable Performance Goals, and other material terms of the Grant, have been satisfied. Performance Goals which do not satisfy the foregoing provisions of this Section 14 may be established by the Committee with respect to Grants not intended to qualify for an exception from the limitations imposed by Section 162(m) of the Code.
15.    TERM OF PLAN. Grants may be granted pursuant to the Plan until the expiration of 10 years from the effective date of this restated Plan.
16.    RECAPITALIZATION AND CHANGES OF CONTROL.

(a)    Subject to any required action by stockholders and to the specific provisions of Section 17, if (i) the Company shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company, or any distribution to holders of Common Stock other than ordinary cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Grants, then:
(i)    the maximum aggregate number of Shares which may be made subject to Options and DERs under the Plan, the maximum aggregate number and kind of Shares of Restricted Stock and Restricted Stock Units that may be granted under the Plan, the maximum aggregate number of Phantom Shares and other Grants which may be granted under the Plan may be appropriately adjusted by the Committee in its discretion; and
(ii)    the Committee shall take any such action as in its discretion shall be necessary to maintain each Grantees’ rights hereunder (including under their applicable Agreements) so that they are, in their respective Options, Phantom Shares and DERs (and, as appropriate, other Grants under Section 13), substantially proportionate to the rights existing in such Options, Phantom Shares and DERs (and other Grants under Section 13) prior to such event, including, without limitation, adjustments in (A) the number of Options, Phantom Shares and DERs (and other Grants under Section 13) granted, (B) the number and kind of shares or other property to be distributed in respect of Options, Phantom Shares and DERs (and other Grants under Section 13, as applicable, (C) the Exercise Price, Purchase Price and Phantom Share Value, and (D) performance‑based criteria established in connection with Grants (to the extent consistent with Section 162(m) of the Code, as applicable); provided that, in the discretion of the Committee, the foregoing clause (D) may also be applied in the case of any event relating to a Subsidiary if the event would have been covered under this Section 16(a) had the event related to the Company.
To the extent that such action shall include an increase or decrease in the number of Shares (or units of other property then available) subject to all outstanding Grants, the number of Shares (or units) available under Section 6 above shall be increased or decreased, as the case may be, proportionately.
(b)    Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock pursuant to this Section 16 shall be subject to the restrictions and requirements imposed by Section 9, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 9(c)(i).
(c)    If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 9(d) may be required to deposit with the successor corporation the certificates or book entry shares for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 9(c)(ii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 9(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 9(c)(i).
(d)    The judgment of the Committee with respect to any matter referred to in this Section 16 shall be conclusive and binding upon each Grantee without the need for any amendment to the Plan.

(e)    Subject to any required action by stockholders, if the Company is the surviving corporation in any merger or consolidation, the rights under any outstanding Grant shall pertain and apply to the securities to which a holder of the number of Shares subject to the Grant would have been entitled. In the event of a merger or consolidation in which the Company is not the surviving corporation, the date of exercisability of each outstanding Option and settling of each Phantom Share or, as applicable, other Grant under Section 13, shall be accelerated to a date prior to such merger or consolidation, unless the Grants are assumed by the successor to the Company in connection with the merger or consolidation.
(f)    To the extent that the foregoing adjustment related to securities of the Company, such adjustments shall be made by the Committee, whose determination shall be conclusive and binding on all persons.
(g)    Except as expressly provided in this Section 16, a Grantee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin‑off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to a Grant or the Exercise Price of Shares subject to an Option.
(h)    Grants made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.
(i)    Unless otherwise provided in the Agreement, upon the occurrence of a Change of Control:
(i)    The Committee as constituted immediately before the Change of Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change of Control (including, without limitation, one or more of the substitution of stock other than stock of the Company as the stock optioned hereunder, the acceleration of the exercisability of the Options and the settling in cash or Shares of each Phantom Share, Option or other Grant). Such changes may apply to any Grantee including but not limited to such Grantees whose employment is terminated by the Company without Cause or by the Grantee for Good Reason within twenty-four (24) months of the Change of Control, provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Grantee as determined at the time of the adjustments.
(ii)    All restrictions and conditions on each DER shall automatically lapse and all Grants under the Plan shall be deemed fully vested with respect to such Grantees whose employment is terminated by the Company without Cause or by the Grantee for Good Reason within twenty-four (24) months of the Change of Control.
(iii)    Notwithstanding the provisions of Section 11 (taking into account, without limitation, the application of Section 409A of the Code, as the Committee may deem appropriate), the Settlement Date for Phantom Shares shall be the date of such Change of Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change of Control, unless such Grantee elects otherwise in accordance with procedures established by the Committee.

(j)    “Change of Control” shall mean the occurrence of any one of the following events:
(i)    any “person,” including a “group,” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding the Company, any entity controlling, controlled by or under common control with the Company, any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any such entity, and, with respect to any particular Eligible Employee, the Eligible Employee and any “group,” (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Eligible Employee is a member), is or becomes the “beneficial owner,” (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of either (A) the combined voting power of the Company’s then outstanding securities or (B) the then outstanding Shares; or
(ii)    members of the Board at the beginning of any consecutive 12-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any Director whose election, or nomination for election by the Company’s stockholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 12-calendar-month period, shall be deemed to be an Incumbent Director; provided, however, that any individual whose initial assumption of office occurs as a result of either an actual or threatened contested election seeking the election of such nominee in which the number of nominees exceeds the number of directors to be elected shall not be an Incumbent Director unless the Incumbent Directors designate such person as an Incumbent Director; or
(iii)    there shall occur (A) any reorganization, recapitalization, consolidation or merger of the Company or any Subsidiary where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the voting securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.
Notwithstanding the foregoing, a “Change of Control” shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of Shares or other voting securities outstanding, increases (x) the proportionate number of Shares beneficially owned by any person to 50% or more of the Shares then outstanding or (y) the proportionate voting power represented by the voting securities beneficially owned by any person to 50% or more of the combined voting power of all then outstanding voting securities; provided, however, that, if any person referred to in clause (x) or (y) of this sentence shall thereafter become the beneficial owner of any additional Shares or other voting securities (other than pursuant to a stock split, stock dividend, or similar transaction), then a “Change of Control” shall be deemed to have occurred for purposes of this subsection (j).
17.    EFFECT OF CERTAIN TRANSACTIONS. In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, consolidation, reorganization or other business combination in which the Company is acquired by another entity or in which the Company is not the surviving entity, or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, the Plan and the Grants issued hereunder shall terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction (A) for the assumption of Grants theretofore granted, (B) the substitution for such Grants of new Grants, by the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and the per share exercise prices, as provided in Section 16 or (C) such other adjustments to the Grants as the Committee determines to make under Section 16(i). In the event of such termination, all outstanding Options and Grants shall be exercisable in full for at least ten days prior to the date of such termination whether or not otherwise exercisable during such period.
18.    SECURITIES LAW REQUIREMENTS.
(a)    Legality of Issuance. The issuance of any Shares pursuant to Grants under the Plan and the issuance of any Grant shall be contingent upon the following:
(i)    the obligation of the Company to sell Shares with respect to Grants issued under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee;
(ii)    the Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to stock options; and
(iii)    each grant of Options, Restricted Stock, Restricted Stock Units, Phantom Shares (or issuance of Shares in respect thereof) or DERs (or issuance of Shares in respect thereof), or other Grant under Section 13 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Restricted Stock Units, Phantom Shares, DERs, other Grants or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Grant made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.
(b)    Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable in order to achieve compliance with good practices, the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Grantee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 18 shall be conclusive and binding on all persons. Without limiting the generality of Section 6, stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear a restrictive legend, substantially in the following form, and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:
“THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT.”
(c)    Registration or Qualification of Securities. The Company may, but shall not be obligated to, register or qualify the issuance of Grants and/or the sale of Shares under the Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Grants or the sale of Shares under the Plan to comply with any law.
(d)    Exchange of Certificates. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.
(e)    Certain Loans. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Agreement which, in the good‑faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.
19.    AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Grants, suspend or discontinue the Plan or revise or amend it in any respect whatsoever. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Grantee with respect to Grants previously granted unless such amendments are in connection with compliance with applicable laws; provided, however, that the Plan may not be amended without stockholder approval (a) to increase the total number of Shares that may be subject to Awards set forth in Section 6 (other than through an adjustment as provided otherwise in the Plan), (b) to change the class of Eligible Persons, (c) to provide for the cancellation of any outstanding awards under the Plan having an exercise price per Share greater than the then Fair Market Value of a Share ( “Underwater Awards” ) and the grant in substitution therefor of new awards having a lower exercise price, other new awards or payments in cash, (d) to reprice any awards under the Plan, including Underwater Awards, or to take any other action precluded under Section 7(h) from being taken without shareholder approval.
20.    APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of an Option, the sale of Restricted Stock or in connection with other Grants under the Plan will be used for general corporate purposes.
21.    TAX WITHHOLDING. Each Grantee shall, no later than the date as of which the value of any Grant first becomes includable in the gross income of the Grantee for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of any federal, state or local taxes of any kind that are required by law to be withheld with respect to such income. A Grantee may elect to have such tax withholding satisfied, in whole or in part, (i) by authorizing the Company to withhold a number of Shares to be issued pursuant to a Grant equal to the Fair Market Value as of the date withholding is effected that would satisfy the minimum statutory withholding amount due (or such additional amount permitted by the Committee as will not adversely affect the accounting treatment of the Grant), (ii) by transferring to the Company Shares owned by the Grantee with a Fair Market Value equal to the amount of the required minimum statutory withholding tax (or such additional amount permitted by the Committee as will not adversely affect the accounting treatment of the Grant), or (iii) in the case of a Grantee who is an Employee of the Company at the time such withholding is effected, by withholding from the Grantee’s cash compensation. Notwithstanding anything contained in the Plan to the contrary, the Grantee’s satisfaction of any tax‑withholding requirements imposed by the Committee shall be a condition precedent to the Company’s obligation as may otherwise be provided hereunder to provide Shares to the Grantee, and the failure of the Grantee to satisfy such requirements with respect to a Grant shall cause such Grant to be forfeited.
22.    NOTICES. All notices under the Plan shall be in writing, and if to the Company, Board or Committee, shall be delivered to the Committee or mailed to the Company's principal office, addressed to the attention of the Committee; and if to the Grantee, shall be delivered personally or mailed to the Grantee at the address appearing in the records of the Participating Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 22.
23.    RIGHTS TO EMPLOYMENT OR OTHER SERVICE. Nothing in the Plan or in any Grant issued pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Participating Company (if applicable) or interfere in any way with the right of the Participating Company and its stockholders to terminate the individual’s employment or other service at any time.
24.    EXCULPATION AND INDEMNIFICATION. To the maximum extent permitted by law, the Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person’s duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.
25.    FORFEITURE AND CLAWBACK. All Grants of equity-based incentives issued pursuant to the Plan shall be subject to forfeiture as required under (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the related rules of the Securities and Exchange Commission or the applicable listing exchange or (b) such clawback or recoupment policy as the Board or Compensation Committee may adopt.
26.    COMPLIANCE WITH SECTION 409A OF THE CODE.
(a)    Any Agreement issued under the Plan that is subject to Section 409A of the Code shall include such additional terms and conditions as may be required to satisfy the requirements of Section 409A of the Code.
(b)    With respect to any Grant issued under the Plan that is subject to Section 409A of the Code, and with respect to which a payment or distribution is to be made upon a Termination of Service, if the Grantee is determined by the Company to be a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code and any of the Company’s stock is publicly traded on an established securities market or otherwise, such payment or distribution may not be made before the date which is six months after the date of Termination of Service (but only to the extent required under Section 409A of the Code). Any payments or distributions delayed in accordance with the prior sentence shall be paid to the Grantee on the first day of the seventh month following the Grantee’s Termination of Service (or earlier to the extent permitted under Section 409A of the Code), without interest.
(c)    Notwithstanding any other provision of the Plan, the Board and the Committee shall administer the Plan, and exercise authority and discretion under the Plan, to satisfy the requirements of Section 409A of the Code or any exemption thereto. Provided, however, that neither the Board nor the Committee shall be liable to any Grantee for the failure of a Grant to comply with Section 409A of the Code, including, but not limited to, liability for any taxes or penalties associated with the failure to comply with Section 409A of the Code.
27.    NO FUND CREATED. Any and all payments hereunder to any Grantee under the Plan shall be made from the general funds of the Company (or, if applicable, a Participating Company), no special or separate fund shall be established or other segregation of assets made to assure such payments, and the Phantom Shares (including for purposes of this Section 27 any accounts established to facilitate the implementation of Section 11(d)(iii)) and any other similar devices issued hereunder to account for Plan obligations do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company (or a Participating Company) may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The obligations of the Company (or, if applicable, a Participating Company) under the Plan are unsecured and constitute a mere promise by the Company (or, if applicable, a Participating Company) to make benefit payments in the future and, to the extent that any person acquires a right to receive payments under the Plan from the Company (or, if applicable, a Participating Company), such right shall be no greater than the right of a general unsecured creditor of the Company (or, if applicable, a Participating Company). Without limiting the foregoing, Phantom Shares and any other similar devices issued hereunder to account for Plan obligations are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan, and each Grantee’s right in the Phantom Shares and any such other devices is limited to the right to receive payment, if any, as may herein be provided.
28.    NO FIDUCIARY RELATIONSHIP. Nothing contained in the Plan (including without limitation Section 11(e)(iii)), and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company, the Participating Companies, or their officers or the Committee, on the one hand, and the Grantee, the Company, the Participating Companies or any other person or entity, on the other.
29.    CAPTIONS. The use of captions in the Plan is for convenience. The captions are not intended to provide substantive rights.
30.    GOVERNING LAW. THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND, WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

EXHIBIT A

PERFORMANCE CRITERIA
Performance‑Based Grants intended to qualify as “performance based” compensation under Section 162(m) of the Code, may be payable upon the attainment of objective performance goals that are established by the Committee and relate to one or more Performance Criteria, in each case on specified date or over any specified period, up to 10 years, as determined by the Committee. Performance Criteria may be based on the achievement of the specified levels of performance under one or more of the measures set out below relative to the performance of one or more other corporations or indices.
“Performance Criteria” means the following business criteria (or any combination thereof) with respect to one or more of the Company, any Participating Company or any division or operating unit thereof:
i)    pre‑tax income,
ii)    after‑tax income,
iii)    net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis),
iv)    operating income,
v)    cash flow,
vi)    earnings per share,
vii)    return on equity,
viii)    return on invested capital or assets,
ix)    cash and/or funds available for distribution,
x)    appreciation in the fair market value of the Common Stock,
xi)    return on investment,
xii)    total return to stockholders (meaning the aggregate Common Stock price appreciation and dividends paid (assuming full reinvestment of dividends) during the applicable period or as otherwise defined by the Securities and Exchange Commission,
xiii)    net earnings growth,
xiv)    stock appreciation (meaning an increase in the price or value of the Common Stock after the date of grant of an award and during the applicable period),
xv)    related return ratios,
xvi)    increase in revenues,

xvii)    the Company’s published ranking against its peer group of real estate investment trusts based on total stockholder return,
xviii)    net earnings,
xix)    changes (or the absence of changes) in the per share or aggregate market price of the Company’s Common Stock,
xx)    number of securities sold,
xxi)    earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the financial reports for the applicable period, and
xxii)    total revenue growth (meaning the increase in total revenues after the date of grant of an award and during the applicable period, as reflected in the financial reports for the applicable period).
Except as otherwise expressly provided, all financial terms are used as defined under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders.
To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee may provide for objectively determinable adjustments, as determined in accordance with GAAP (or with respect to item (A) below, as such accounting and related disclosures for unusual or infrequent items may be revised from time to time), to any of the Performance Criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle under GAAP, (D) related to discontinued operations that do not qualify as a segment of a business under GAAP, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors
Nominees

01 Thomas W. Brock 02 Daryl J. Carter 03 Tanuja M. Dehne 04 Stephen G. Kasnet 05 Irvin R. Kessler
06 Thomas Siering 07 Ronald N. Weiser

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	To approve the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan.	☐	☐	☐
3	To ratify the selection of Ernst & Young LLP to serve as the Company's independent public accounting firm for the fiscal year ending December 31st, 2016.	☐	☐	☐

For address change/comments, mark here. (see reverse for instructions) ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SILVER BAY REALTY TRUST CORP.
Annual Meeting of Stockholders
May 17, 2016 9:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The undersigned hereby authorizes and appoints Thomas W. Brock and Christine Battist, and each of them, as proxies, with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders to be held in The Consulate Room at The Ritz-Carlton, Buckhead, 3434 Peachtree Road, Northeast, Atlanta, GA 30326 on Tuesday, May 17, 2016, at 9:00 a.m. Eastern Time, and at any postponements or adjournments thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and to otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

When properly executed, this proxy will be voted on the proposals set forth herein as directed by the stockholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR approval of the Silver Bay Realty Trust Corp. Restated 2012 Equity Incentive Plan, FOR ratification of the appointment of auditors, and according to the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or adjournment thereof. This proxy is revocable.

The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the notice and proxy statement relating to the Annual Meeting of Stockholders.

Address change/comments:

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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